Y
                               FEBRUARY 12, 1999
                       SUPPLEMENT NO. 4 TO PROSPECTUS FOR
                    BOSTON CAPITAL TAX CREDIT FUND IV L.P.
                                     DATED
                                AUGUST 1, 1998


                   SUPPLEMENT OFFERING BCTC IV SERIES 35 AND
                      IDENTIFYING ANTICIPATED INVESTMENTS

Series 35's Purpose--

o to invest in other limited partnerships that will each develop, own and operate an apartment complex used as low and moderate income housing.

Terms of Offering--

o Series 35 is offering at least 250,000 and up to 3,500,000 Beneficial Assignee Certificates that are the equivalent of limited partnership interests in Series 35;

o the price of the certificates is $10 a piece with a minimum investment of $5,000;

o this offering will end no later than December 31, 1999; and

o your money will be held in escrow until at least 250,000 certificates are sold.

Series 35's Investors Will Receive--

o federal housing tax credits;

o tax losses that can offset passive income from any other investments; and

o profits, if any, from the sale of the apartment complexes.

These Securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Commission or any state securities commission passed upon the accuracy or adequacy of the Prospectus. Any representation to the contrary is a criminal offense.

Risk Factors as to Series 35, which begin on page 18 of the Supplement and page 24 of the Prospectus--


o tax credit rules can be complicated and the failure of apartment complexes to comply with them can result in the loss of tax credits;


o the use of tax credits is limited so the investor may not be able to use them all;


o tax credits may be the only material benefit from the investment;


o when the apartment complexes are eventually sold, there may not be enough money to return the original investment;


o there are limits on the transferability of the certificates; and


o it is unlikely that there will be a market for the certificates.

------------------------------------------------------------------------

The Offering                                             Per Certificate
------------                                             ---------------

Public Price..................................................... $10.00
Selling Commissions and Fees........................................ .90
Proceeds to Series 35.............................................. 9.10
Apartment Complexes........................................... 7.20-7.30
Working Capital Reserves............................................ .40
Fees and Expenses of General Partner
 and Affiliates............................................... 1.40-1.50

------------------------------------------------------------------------

                                    SUMMARY


This Summary outlines the main points of the offering, but does not replace a full and careful reading of the Prospectus, and is qualified by the Prospectus. All prospective investors should read the Prospectus in its entirety.


Boston Capital Tax Credit Fund IV L.P. is organized as a limited partnership because that structure allows the pass through of tax benefits. Each series of certificates issued by Boston Capital Tax Credit Fund IV L.P. assigns beneficial interests in the limited partner interests allocated to that series to the purchaser of those certificates. Certificates of beneficial interests are being issued instead of direct limited partner interests because dealing with the transfer of the certificates is less cumbersome than dealing with the transfer of direct limited partner interests. Each series of certificates issued by Boston Capital Tax Credit Fund IV L.P. is separate from the other series. This offering allows investors to acquire an interest in Series 35 only.


The structure of the investment in Series 35 involves two tiers. In the bottom tier is the operating partnership which will be the owner of an apartment complex. Any tax credits, profits, losses or net cash produced by the operations of, or sale or refinancing transactions with regard to, an apartment complex for the Operating Partnership will be shared between Series 35 and the general partners of the Operating Partnership in percentages to be negotiated between Series 35 and each Operating Partnership. Series 35 expects that it will usually receive 99% of the tax credits, profits and losses available from the Operating Partnership. Series 35 will allocate 99% of the profits, losses, tax credits it receives and 99% of the net cash flow it has available from operations to the owners of the Series 35 certificates and 1% of those items will go to the general partner, Boston Capital Associates IV L.P. ("Boston Associates"). Net proceeds from sale or refinancing transactions will be split 95% to Series 35 investors and 5% to Boston Associates; however, if Series 35 investors have not received a return from cash distributions and tax credits equal to 11% per year on a cumulative basis from the quarter in which they invested, Boston Associates's 5% share will be subordinated until Series 35 investors have received enough to meet the priority return.

The following organization chart shows the basic structure of the investment and the identity of the parties:


                                                           ------------------
                                                           |    INVESTORS   |
                                                           ------------------
                                                             / \ 100%      |
                                                              |            |
                                                     tax      |            |
                                                     benefits |        capital
                                                              |  contributions
                                                              |            |
                                                              |            |
                                                          CERTIFICATES     |
                                                              |            |
               capital                       capital          |            |
               contributions                 contributions    |           \ /
--------------                  ----------                  --------------------
| General    |-----------------}|        |{-----------------| Assignor         |
| Partner    |                  | SERIES |                  | Limited Partner  |
| Boston     |{-----------------|   35   |-----------------}| BCTC IV Assignor |
| Associates |         tax      |        |         tax      --------------------
--------------       benefits   ----------       benefits
1% of tax credits,                / \  |                           99% of tax credits,
profits, losses, net               |   |    capital contributions  profits, losses, net
cash flow; 5% of                   |   |                           cash flow; 95% of
net proceeds from                  |   |                           net proceeds from
sale or refinancing                |   |                           sale or refinancing
transactions after                 |   |                           transactions after
the priority return           limited partner                      receiving the priority
                                   |   |                           return
                     tax           |   |
                 benefits (1)      |  \ /
--------------------           --------------
| Operating        |{----------|  Operating  |
| General Partners |----------}| Partnership |
--------------------           --------------
                 capital contributions / \  |
                                        |   |
                                        |   |
                                        |   |
                                        |   |
                                        |   |
                            tax         |   |
                          benefits      |   |
                                        |   | cost of apartment complex
                                        |  \ /
                              ---------------------
                              | Apartment Complex |
                              ---------------------


(1) percentages to be negotiated;
    See details on page 30
    of this Supplement.

                                 Risk Factors


Investors should be aware that an investment in Series 35 entails risk. The "Risk Factors" section of the Prospectus contains a detailed discussion of the material risks.


General risks associated with Series 35's investments include:


o The only benefit of this investment may be federal housing tax credits. Investors may not get their capital back from the sale or refinancing of the apartment complexes. In such instance, a material portion of the tax credits will represent a return of the money originally invested in Series 35.


o Series 35 will depend upon the ability, integrity and expertise of Boston Capital Associates IV L.P. ("Boston Associates"), as general partner, in selecting the appropriate mix of properties.


o There is no trading market for certificates and there are no assurances that any market will develop. Accordingly, investors may not be able to sell their certificates promptly and should therefore consider certificates to be a long-term investment.


o Investors will not have the benefit of an independent underwriter's investigation of Series 35 because the lead underwriter is an affiliate of Boston Associates.


Real Estate Risks:


o If a lender forecloses on an apartment complex that has not timely paid its mortgage, a significant portion of tax credits previously received will be taken back.


Tax Risks:


o The use of tax credits can be limited because of the complicated nature of the tax credit rules in the Internal Revenue Code. Failure to comply with any of these complicated rules by an apartment complex could cause the loss of some of the tax credits.


o Tax credits are generated over a ten-year period, but Series 35 intends to hold the apartment complexes for at least fifteen years. Although investors are not required to hold their certificates for any particular period of time, there is no assurance a market will develop and there are restrictions on their transfer in the agreement of limited partnership.

o There are significant continuing occupancy requirements that each apartment complex must comply with for a fifteen-year period after the federal housing tax credits are first taken. Failure to comply with these requirements could result in the loss of some tax credits.

o Tax credits cannot be used to offset alternative minimum tax.


                                 The Offering


Series 35 is offering up to 3,500,000 certificates, with a minimum required investment by each investor of five hundred certificates at $10 per certificate ($5,000), on the terms and conditions set forth in the Prospectus. No Series 35 certificates will be issued unless at least 250,000 certificates are sold. If only the minimum number of Series 35 certificates is sold, Series 35 will not invest in many of the apartment complexes identified below. In addition, Series 35 will use approximately $.72 to $.73 of each dollar raised for investments in apartment complexes. About one-half of the balance will be used to pay fees and expenses to Boston Associates or its affiliates. See "Estimated Use of Proceeds," and "Compensation and Fees" in the Prospectus. The offering of Series 35 certificates will not exceed twelve months.


Series 35 will place the initial monies raised in an escrow account until the $2,500,000 minimum for Series 35 is achieved. During this time, which may take several months, interest will be earned at the business money market rate. Series 35 will pay the interest to the investor even if the minimum is not reached. After $2,500,000 is raised, Series 35 will hold closings approximately twice every month until the conclusion of the offering.


Boston Capital Tax Credit Fund IV L.P. has already issued other series of certificates in other offerings--Series 20 to Series 34. The purchase of Series 35 certificates will not entitle the investor to any interest in any other series of Boston Capital Tax Credit Fund IV L.P. or any interest in Boston Capital Tax Credit Fund Limited Partnership, Boston Capital Tax Credit Fund II Limited Partnership or Boston Capital Tax Credit Fund III L.P.

                 Suitability of an Investment in Certificates


---------------------------------------------------------------------------------------------
 Considerations for Individual Investors           Considerations for Corporate Investors
---------------------------------------------------------------------------------------------
 o individuals should only invest in tax credits   o tax credits cannot be used against the
   if they expect to have income taxes which         corporate alternative minimum tax;
   the tax credits can offset.
 o tax credits cannot be used against the          o the general limitations on business tax
   alternative minimum tax;                          credits apply;
 o tax credits cannot be used in IRA, Keogh        o corporations generally have no limits on
   or other retirement plans;                        the amount of tax credits and passive
                                                     losses they may use each year; and
 o non-resident aliens cannot use tax credits;     o closely-held, personal service and S
   and                                               corporations are specially limited in their
                                                     use of tax credits.
 o married persons filing separately and living
   together in any year may not use tax
   credits against taxes owed in that year on
   income derived from wages, salaries,
   dividends or interest income.
---------------------------------------------------------------------------------------------

See "Suitability of an Investment in Certificates" for a detailed explanation of these limitations for each category of investor and a description of the minimum net worth and income requirements that various states impose on investors.


                           Estimated Use of Proceeds


We will use the proceeds in the following way:


o invest approximately $.72 to $.73 of each dollar we raise directly in constructing or rehabilitating the apartment complexes;


o hold $.04 of each dollar in working capital reserves; and


o use the rest to pay fees and expenses to Boston Associates and others. See "Estimated Use of Proceeds" for a detailed breakdown of Series 35's estimate of the use of the capital it raises.


                 Fiduciary Responsibility of Boston Associates


Boston Associates will act as a fiduciary to Series 35. Series 35 will partially indemnify Boston Associates, and therefore may be required to pay some of Boston Associates's business costs in connection with its operation of Series 35 that Series 35 would not otherwise be required to pay. As described under "Conflicts of Interest," Boston Associates will be permitted to engage in some activities that potentially may involve a conflict of interest, such as sponsoring other programs investing in apartment complexes that generate tax credits without providing the benefits of those activities to Series 35 investors.


                             Conflicts of Interest


The interests of investors may conflict with the interests of Boston Associates. Its affiliates are committed to the management of many other limited partnerships that have investments similar to those made by Series 35. Boston Associates and its affiliates, including the Dealer-Manager, will receive substantial fees, commissions, compensation and other income from transactions with and by Series 35 regardless of the success of your investment.


                             Compensation and Fees


Boston Associates will manage the business of Series 35, including the investment and management of its assets, and will receive substantial compensation and fees from Series 35 and/or the apartment complexes in connection with this offering. The section of the Prospectus entitled "Compensation and Fees" specifies the compensation payable to Boston Associates and its affiliates. The most significant items of compensation are as follows:

-------------------------------------------------------------------------------------
                          Who Receives the
Compensation Category     Compensation        What the Compensation Equals
-------------------------------------------------------------------------------------
 Reimbursement for        Boston Associates   o equal to all accountable expenses
 Accountable Expenses     or its affiliates     paid to third parties
-------------------------------------------------------------------------------------
 Dealer-Manager Fee       Boston Capital      o equal to $0.20 per certificate sold
                          Services, Inc.      o also may receive selling commissions
                                                of up to $0.70 per certificate sold
                                              o also may receive accountable and
                                                non-accountable due diligence
                                                expense reimbursements of up to
                                                $0.15 per certificate sold
-------------------------------------------------------------------------------------
 Asset Acquisition Fee    Boston Capital      o equal to $0.85 per certificate sold
                          Partners, Inc.
-------------------------------------------------------------------------------------
 Annual Fund Management   Boston Associates   o annually equal to 0.5% of the
 and Reporting Fees       or its affiliates     aggregate cost of the apartment
                                                complexes, which is the sum of
                                                equity invested by Series 35 in the
                                                apartment complex plus the amount
                                                of mortgage debt on the apartment
                                                complex
                                              o could be about $36,000 per year if
                                                $2,500,000 is raised and $504,000 if
                                                $35,000,000 is raised
-------------------------------------------------------------------------------------
 Share of Series 35       Boston Associates   o 1% of tax credits;
 Distributions                                o 1% of any cash distributions; and
                                              o 5% of net proceeds of the sale of the
                                                apartment complexes
-------------------------------------------------------------------------------------

                Investment Objectives and Acquisition Policies


Series 35's principal business is to invest, as a limited partner, in other limited partnerships (the "Operating Partnerships"), each of which will develop, own and operate an apartment complex which is expected to qualify for federal housing tax credits in order to:


(1) Generate tax credits, which can be used by investors to offset federal income taxes from all sources. These tax credits include federal housing tax credits, and a small number of historic tax credits in limited instances. Occupancy requirements must be met for each apartment complex during the initial fifteen-year period.


(2) Preserve and protect Series 35's capital. Series 35 requires the general partners of the Operating Partnerships to:

o guarantee completion of the apartment complex;


o fund any construction cost overruns;


o pay operating shortfalls for a limited period; and


o guarantee a specific amount of tax credits.


(3) Provide tax benefits in the form of passive losses. Individual investors generally may deduct tax losses only to the extent of their income other than wages, salaries, dividends and interest.


(4) Distribute net cash, if any, from the sale or refinancing of apartment complexes. Investors can get money back from the sale or refinancing of an apartment complex only if the net sales price is large enough to pay all costs of the sale plus fees and expenses paid in this offering, which is estimated to be 27% of your initial investment.


To achieve these investment objectives, Series 35 will invest in apartment complexes with a goal of generating tax credits, upon completion and occupancy of all the apartment complexes, averaging approximately $1.00 to $1.10 per certificate annually--10%-11% annual tax credit as a percentage of capital invested--for the ten-year credit period. If this annual tax credit goal is met, it should result in a tax-free internal rate of return of 2.5%-5% even assuming none of the apartment complexes invested in has any value in excess of indebtedness plus sale expenses at the end of the fifteen-year federal housing tax credit compliance period, and investors use for tax purposes the assumed loss of the investor's entire capital contributions. There is no assurance that any particular tax-free internal rate of return will be achieved.


The internal rate of return is the rate at which the present value of your future tax benefits will be equal to the cost of your investment. In essence, it illustrates your future tax credit benefit as return of principal and interest in today's dollars. The tax-free internal rate of return can exceed 2.5%-5% if the value of the apartment complexes exceeds indebtedness plus sale expenses and the investors receive distributions from those sale or refinancing transactions.


Series 35 has selected a 10%-11% annual tax credit as a percentage of capital invested, as an investment objective, after consulting with the underwriter regarding tax-free returns currently available to investors in other similar tax credit investments. No additional tax credits will be available for the remaining term of the fifteen-year federal housing tax credit compliance period. This calculation assumes:


o the applicability of current tax law;

o each apartment complex is occupied with qualifying individuals throughout the fifteen-year federal housing tax credit compliance period; and


o investors cannot use any passive tax losses generated by Series 35.


In accordance with the rules for the allocation of federal housing tax credits, Series 35's investment goal is for the following annual tax-free amounts for each $10,000 investment in Series 35: $100-$200 in 1999; $400-$600 in 2000;
$1,000-$1,100 in 2001-2009; and $400-$600 in 2010. This tax credit investment goal is not a forecast of anticipated tax credits, nor does it represent a yield or return on investment. Rather it is an investment goal of Series 35 for the credit period applicable to its investments.


The attainment of Series 35's investment objectives will depend on many factors, including the ability of Boston Associates to select suitable investments on a timely basis, the timely completion and successful management of such investments and future economic conditions in the United States. Accordingly, there can be no assurance that Series 35 will meet its investment objectives.


                      Series 35 and Investor Protections


Series 35 will try to protect your investment in a number of ways. First, it will invest its capital in each apartment complex in stages based on completion of construction, rental of apartments to qualified tenants and demonstrated experience in covering operating costs through rental income. In this way Series 35 will try to put as little capital at risk as possible in the stages of an apartment complex's life cycle that are most uncertain.


Second, Series 35's permission will be required to make major decisions, such as the decision to sell an apartment complex. Other specific protections are as follows:


Tax Credit Adjuster. If the amount of tax credits achieved by an apartment complex is less than expected, Series 35 will decrease its capital contribution to that apartment complex. Decreasing its capital contribution to one apartment complex allows Series 35 to buy other tax credits from another apartment complex.


Construction Guarantees. The Operating General Partner(s) will provide financial assurances that construction of the apartment complex will be completed in a timely manner and in accordance with all requirements necessary to obtain the required certificates of occupancy. The cost of completing the construction may be greater than the Operating General Partner's guarantee.

Operating Deficit Guarantees. The Operating General Partner(s) will guarantee to cover operating expenses arising from the operation of each apartment complex. The amount of such operating deficit guarantees will, in some instances, be limited to a specified term and/or dollar amount.


Repurchase of Operating Partnership Interest. The Operating General Partner(s) must repay Series 35's capital contributions if the apartment complex fails to:
(1) receive the allocation of tax credits; (2) remain eligible for tax credits during the period when capital contributions of Series 35 are due to the Operating Partnership; or (3) obtain permanent mortgage loan financing.


                              Tax Credit Programs


Section 42 of the tax code offers tax credits to encourage investments in qualified apartment complexes for use by persons of low and moderate income. The U.S. Bureau of Census estimates that by the year 2000, there will be an unmet national demand for twelve million units of affordable rental housing.


The tax code pre-funded and made available to eligible properties $3.3 billion of federal housing tax credits, that is $1.25 annually per resident of each state, each year since 1987. In 1993, Congress passed permanent legislation that annually funds this ten-year tax credit allocation for additional tax credits properties. The allocation of tax credits to a particular building is for the full ten-year credit period and no reauthorization of the tax credit program is required for any such existing allocation of tax credits.


Investors in a partnership that owns an apartment complex are eligible to receive, for a ten-year period, a credit against federal tax liability. A tax credit is a dollar for dollar reduction in tax liability, while a tax deduction is a subtraction from adjusted gross income. The laws and rules authorizing federal housing tax credits defined:


o the types of apartment complexes that qualify for the federal housing tax credit;


o the kinds of tenants that must live in the apartment complex; and


o the rents the tenants may be charged and costs of construction or renovation of the apartment complexes.


These rules are complicated and must be followed for investors to receive tax credits, and are described in the section of the Prospectus entitled "Tax Credit Programs."

Because federal housing tax credits do not reduce a taxpayer's basis, a taxpayer's gain upon the sale or other disposition of certificates is not increased by the allowed tax credits.


The federal housing tax credit program requires that its rules be complied with during the fifteen-year period after federal housing tax credits are first taken. To the extent the federal housing tax credit rules are not adhered to during the fifteen-year period, investors would have to repay a portion of the federal housing tax credits previously generated by the non-complying dwelling units in the applicable apartment complex. See "Tax Credit Programs--The Federal Housing Tax Credit."


Investors may use the increased cash flow from the use of tax credits to make other investments such as dollar cost averaging into mutual funds, saving for retirement or future college expenses, funding life insurance expenses or simply diversifying a tax advantaged or conventional investment portfolio. The tax credit benefit itself also may be used to offset the tax liability arising from retirement plan withdrawals or used to reduce quarterly estimated tax payments.


                                  Management


Series 35 maintains its principal office c/o Boston Capital Partners, Inc., One Boston Place, Suite 2100, Boston, Massachusetts 02108-4406, telephone (617) 624-8900.


The General Partner of Boston Capital Tax Credit Fund IV L.P. is Boston Capital Associates IV L.P., a Delaware limited partnership. The general partner of the General Partner is Boston Capital Associates, a Massachusetts general partnership whose two partners are Herbert F. Collins ("Collins") and John P. Manning ("Manning"), the principals of Boston Capital Partners. The business address of the General Partner is the same as that of Series 35.


The General Partner has complete authority in the overall management and operation of Series 35 and will have responsibility for supervising Series 35's selection, negotiation and investment in apartment complexes.


          Prior Performance of the General Partner and Its Affiliates


Boston Capital Tax Credit Fund IV L.P. (the "Fund") has issued other series in other offerings--Series 20 to Series 34. The Fund has issued a total of 49,295,559 certificates, raised $492,656,500 and admitted 27,705 investors within Series 20 through 34, and may still sell up to $122,343,500 to the public if all the certificates in Series 35 are sold. See "Prior Performance of the General Partner and its Affiliates" in the Prospectus for information about Series 20 through 32.

The Fund received orders for a total of 3,530,319 Series 34 certificates ($35,283,000), and issued the last of these certificates on February 11, 1999. The fees paid as of February 11, 1999 to Boston Capital and affiliates for Series 34 totaled $4,163,394. No additional Series 34 certificates will be offered.


Affiliates of Series 35 have raised approximately $1.6 billion in equity from approximately 60,000 investors in more than 350 investment programs to acquire interests in approximately 1,800 properties containing approximately 83,000 apartment units in 48 states and territories, representing approximately $4.55 billion in original development cost.


The section of the Prospectus entitled "Prior Performance of the General Partner and Its Affiliates" contains a discussion of the prior real estate investment programs in which Boston Associates affiliates have been involved and it is not intended as an assurance of future performance. The Prior Performance Tables attached to the Prospectus following the Financial Statements contain tabular and statistical data regarding the prior investment programs of Boston Associates's affiliates that have invested in low-income and government-assisted housing.


                          Description of Certificates


Investors will invest in certificates, representing assignments of units of the beneficial interest of Series 35 issued to BCTC IV Assignor Corp., a Delaware corporation that is wholly owned by Collins and Manning (the "Assignor Limited Partner"). The Assignor Limited Partner was formed for the purpose of serving in that capacity for Series 35 and will not engage in any other business. Investors will be entitled to all the rights and economic benefits of a limited partner of Series 35, including the rights to a percentage of Series 35's income, gain, credits, losses, deductions and distributions. No investor will be personally liable for the debts, liabilities, contracts or other obligations of Series 35. See "Summary of the Voting Rights Provisions of the Fund Agreement-Liability of Partners and Investors to Third Parties." Investors will be bound by the terms of the Fund's Agreement of Limited Partnership. The Assignor Limited Partner agrees that on any matter calling for a vote of the limited partners, it will vote the assigned limited partnership interests only if and as directed by the investors.


We anticipate the certificates to be transferable, subject to some restrictions. No more than 50% of the certificates will be permitted to be transferred in any twelve-month period. This prevents any potential recapture of tax credits upon the transfer of certificates. See "Description of Certificates," "Risk Factors--Certain Other Risks--Transferability" and "Federal Income Tax Matters--Recapture of Tax Credits." We will identify each certificate as representing a particular series.

                Sharing Arrangements: Profits, Credits, Losses
                          Net Cash Flow and Residuals


Series 35 will allocate or distribute, as applicable, to the investors:


o 99% of its tax credits and tax losses from normal operations; and


o 99% of its cash generated after all expenses are paid, if any.


The remaining amount will go to Boston Associates provided that Boston Associates's distribution of cash will be subordinated to the achievement of the priority return to investors.


If there is a sale or refinancing of an apartment complex or the sale of Series 35's interest in an Operating Partnership, Series 35 will distribute 95% of the proceeds to the investors, and 5% of the proceeds to Boston Associates; provided that Boston Associates's distribution will be subordinated to the achievement of the priority return to investors.


The priority return base for Series 35 is $1.10 per certificate (11%). The priority return base is the level of return that investors must receive before Boston Associates may receive a 5% share in the proceeds from the sale or refinancing of apartment complexes. In establishing the priority return base, Boston Associates does not represent that Series 35 is expected to provide this level of return to investors. Boston Associates will receive fees and compensation for services prior to investors receiving the priority return.


                          Federal Income Tax Matters


The section of the Prospectus entitled "Federal Income Tax Matters" contains a more detailed discussion of the numerous federal income tax issues already mentioned in this Summary. It is expected that each purchaser of a certificate
(1) will be treated as a partner for federal income tax purposes; and (2) will be entitled to its allocable share of the tax credits, profits and losses from Series 35. It is also expected that federal income tax will be imposed only at the partner level with regard to an investment in Series 35 avoiding the double taxation applicable to corporations. The "Federal Income Tax Matters" section of the Prospectus also contains the legal opinions of Peabody & Brown as to all material federal income tax matters with respect to an investment in Series 35. See pages 108 and 109 of the Prospectus for a summarization of the precise nature of the legal opinions being given with respect to these matters.

                    Summary of the Voting Rights Provisions
                            of the Fund Agreement--
             Liability of Partners and Investors to Third Parties


The Fund Agreement that will govern the relationship between the investors and Boston Associates is a legal document, described in the section of the Prospectus entitled "Summary of Provisions of the Fund Agreement." Other important portions of the Fund Agreement are summarized under "Sharing
Arrangements: Profits, Credits, Losses, Net Cash Flow and Residuals" and "Description of Certificates."


Investors should particularly be aware of the following terms of the Fund
Agreement:


o Voting rights. The Fund Agreement gives a majority of certificates the right to:


  (1) approve or disapprove the sale of all or substantially all of the assets of Series 35 at any one time;


  (2) amend the Fund Agreement, subject to important limitations;


  (3) remove Boston Associates with or without cause and elect a replacement;
      and


  (4) dissolve Series 35.


The majority vote will still bind investors who do not vote with the majority in interest of their fellow investors.

o Changes in the rights of investors. The Fund Agreement may not be amended to:


  (1) alter the rights and obligations of each investor under the Fund Agreement; or


  (2) modify the order of distributions or allocations of tax credits or cash distributions without the approval of any affected investor.


o Changes in investment objectives and policies. Boston Associates cannot change the investment objectives or policies of Series 35 unless the Fund Agreement is amended by the approval of a majority in interest of the investors. If such an amendment is made, the majority vote will still bind investors who do not vote with the majority in interest of their fellow investors.


o Mergers and rollups. The Fund Agreement specifically prohibits the merger or combination of the Fund with any other entity.


Under the Revised Uniform Limited Partnership Act as enacted in the State of Delaware, a limited partner in a limited partnership is liable only for the amount of the capital contributions that the limited partner agrees to make.


If a limited partner does not participate in the management of a partnership and does not receive a distribution from the limited partnership or have knowledge at the time of the distribution that the distribution was in violation of the Revised Uniform Limited Partnership Act of the State of Delaware or the applicable partnership agreement, he or she will have no additional financial liability to the limited partnership or to creditors of the limited partnership. All rights accorded limited partners in a limited partnership under the laws of the State of Delaware extend to investors under the terms of the Fund Agreement.

                               Investor Reports


Each investor will receive:


o an acknowledgment of receipt of the investment;


o a letter after the applicable Closing Date, confirming the assignment of certificates;


o quarterly reports with unaudited financial information for each of the first three fiscal quarters of each year;


o annual reports with audited financial statements; and


o Schedule K-1 and other necessary tax information.


                                    Experts

Counsel for Series 35 is:               Accountants for Series 35 are:


Peabody & Brown                         Reznick Fedder & Silverman
1255 23rd Street N.W.                   4520 East-West Highway, Suite 300
Washington, D.C. 20037                  Bethesda, Maryland 20814

                                 RISK FACTORS


An investment in the Series 35 involves various risks. Here is a summary of the most important of these risks. Investors should read the entire Prospectus to fully understand all of these risks.


                   General Risks of Series 35's Investments


Investors will not be able to evaluate all of the apartment complexes in which Series 35 will invest. Boston Associates has not yet identified all of the apartment complexes in which Series 35 will invest. Investors must rely on the ability of Boston Associates to find suitable investments for Series 35. Investors should read the sections "Management" and "Prior Performance of the General Partner and Its Affiliates" to learn about the prior real estate experience of Boston Associates. All of Series 35's investments are required to meet Series 35's investment objectives and acquisition policies, as described in the section of the Prospectus entitled "Investment Objectives and Acquisition Policies." Series 35 does not guarantee that it will be able to find investments meeting its investment objectives or that any investment it does make will generate income for investors or increase in value over time.


Sale of less than all certificates may result in fewer investments for Series
35. The more certificates that are sold, the more money Series 35 will have to invest in apartment complexes. If fewer than all of the certificates in any series are sold, Series 35 will invest in fewer apartment complexes. The fewer the apartment complexes Series 35 invests in, the less diversified its portfolio of apartment complexes will be. Also if Series 35 invests in several apartment complexes in the same geographic area, there will be less diversity. In such circumstances, apartment complexes which suffer poor operating results can have a greater negative effect on Series 35's operations as a whole. See "The Offering--Issuance of Certificates in Series."


Boston Associates may not be able to buy certificates to fund start up costs of Series 35. Series 35 can borrow money in order to make investments in apartment complexes before all of the money is raised from the offering. Any such loan is to be repaid from the money that is raised from the offering. If insufficient money is raised in the offering to repay such loans, Boston Associates has agreed to buy enough certificates to provide Series 35 with money to repay such loan(s). If Boston Associates does buy certificates, they will be purchased on the same terms as any other investor, except Boston Associates will not pay commissions and fees that otherwise would go to it or its affiliates. There is a possibility that Boston Associates will not have enough money to meet these obligations.


Investors may not receive cash if apartment complexes are sold. There is no assurance that investors will receive any cash distributions from the sale or refinancing of an apartment complex. The price at which an apartment complex is sold may not be large enough to pay the mortgage and other expenses which must be paid at such time. If that happens, investors will not get all of their investment back, and the only benefit from an investment in Series 35 will be the tax credits received.


A decrease in an individual investor's taxable income will limit his benefit received from tax credits. A change in an individual investor's personal tax situation which reduces his taxable income will substantially reduce, defer or eliminate the benefits to him of the tax credits. If an investor's adjusted gross income increases to more than $200,000 in a particular year, any allocated historic tax credits also will be substantially reduced, deferred or eliminated.


Investors may not be able to liquidate their investment promptly at a reasonable price. Although it is possible that the certificates in all series may be listed on a national securities exchange, there is no guarantee that such a listing can or will be accomplished or that a public trading market will develop. Currently, no certificates have been listed on a national securities exchange. The transfer of certificates will be limited in some cases. Investors should consider their investment in Series 35 to be a long term investment. See "Description of Certificates--Transfers" and "Federal Income Tax Matters--Classification as a Partnership" and "-- Fund Income."


Boston Associates can impose restrictions on the transfers of certificates in order to prevent a termination of Series 35 for tax purposes or prevent a classification of Series 35 as something other than a partnership for federal income tax purposes. In addition, Boston Associates will not allow sales of certificates to an investor who does not meet the then applicable suitability standards. See "Federal Income Tax Matters--Sale or Disposition of Certificates."


Investors are liable for a period of time for the amount of their returned contributions to any Series 35 creditors. In general, limited partners are not liable for partnership obligations unless they take an active part in the day-to-day management or control of the partnership's business. The Delaware Revised Uniform Limited Partnership Act presently allows the investors to exercise all of their rights in the Fund Agreement without jeopardizing their limited liability. All rights given limited partners under the laws of the State of Delaware extend to investors under the terms of the Fund Agreement. Unless an investor is deemed to be taking part in the control of Series 35's business, his liability is limited to the amount invested in Series 35.


Under Delaware law, if an investor has received the return of any part of his investment without violation of Delaware law or the Fund Agreement, the investor is liable for a period of one year for the amount of his returned contribution which would be necessary to pay Series 35's creditors for liabilities incurred during the period the contribution was held by Series 35. However, if any of the money returned to an investor was returned in violation of applicable

Delaware law or the Fund Agreement, then the investor is liable for a period of three years for the amount of the contribution wrongfully returned.


Investors may have limited rights of action against Boston Associates. Under Delaware law, the Boston Associates is required to exercise good faith and integrity in handling the affairs of Series 35. The Fund Agreement provides that Boston Associates will not be liable to investors for its actions or omissions made in good faith and in a manner it reasonably believes was allowed under the Fund Agreement and in the best interest of Series 35. However, if Boston Associates's conduct constitutes fraud, bad faith, negligence or misconduct, it would be liable to investors. Therefore, investors may have more limited rights of action against Boston Associates than would otherwise be available, absent these provisions in the Fund Agreement.


Series 35 may be liable for the liabilities of other series. Certificates are issued in series, and the Fund Agreement provides that each series will be treated for economic purposes as a separate partnership, sharing in a separate and distinct pool of apartment complexes. The rights of investors in all series will be identical in all other respects, except with respect to voting rights and accounting matters applicable only to a particular series. See "The Offering--Issuance of Certificates and Series."


It is possible, however, that each series may not stand on its own with respect to outside creditors. In such an event, such creditors would be able to reach all of the assets of Series 35, despite the fact that the matter affecting the creditor related only to a particular series. Therefore, in the event that a creditor makes a claim against the assets of Series 35 and it can be determined that such claim relates to one series only, Boston Associates will assume liability for any such claim to the extent that the series does not have sufficient funds to satisfy the claim. In the event there is a proper claim against more than one series, if the proportional liability of a particular series can be determined, such series will be liable only for such proportional amount of the claim. Series 35 intends to require that the various series reimburse each other to the extent that expenses relating to a particular series are borne by another series, but a series may be financially unable to do so. There is a risk, therefore, that investors in a particular series will be affected by the performance of another series. This could result in lower returns on their investments than would otherwise be the case.


An independent underwriter will not make an independent investigation of Series
35. The Dealer-Manager will receive commissions and other compensation as an agent of Series 35. The Dealer-Manager has not retained counsel separate from Series 35's counsel, but has conducted such due diligence investigation as it deems necessary under the circumstances. However, because the Dealer-Manager is an affiliate of Boston Associates, investors will not have the benefit of an independent investigation of Series 35 as is customarily made by independent underwriters.

The prohibition on mergers in the Fund Agreement may limit the operational flexibility of Series 35. Although at this time, Boston Associates has no intent to effect a merger of Series 35 with any other entity, the presence of this prohibition in the Fund Agreement may make it more difficult to effect any sort of change in control that would involve a merger in the future.


                               Real Estate Risks


If the expenses of apartment complexes are greater than their income, Series 35 may have to pay any operating shortfalls. If the expenses of an apartment complex are greater than its income, Series 35 may have to provide money to pay the shortfall. Otherwise, the apartment complex may need to be sold on disadvantageous terms in order to raise money. Also if the apartment complex does not generate enough income to pay its mortgage payments and property taxes, the lender could foreclose and Series 35 could lose its investment, including a partial recapture of tax credits.


Leveraged investments may increase the risk of loss because of the debt payments. Each of the apartment complexes will have mortgage debt which leverages Series 35's investment in the apartment complex. Leveraging allows Series 35 to increase the amount of property that can be invested in with the amount of money raised from the offering, and thus increase the amount of tax credits available to Series 35. However, leveraging also can increase the risk of loss. If there is a foreclosure of a mortgage loan on an apartment complex, there can be a tax liability to investors including a partial recapture of tax credits previously taken.


Operating General Partners have limited financial resources and if they fail to meet their obligations, Series 35 may have limited remedies against them. The Operating General Partner is responsible for completing the construction or renovation and then renting and operating the apartment complex. If there are cost overruns in the construction or renovation, or if rental income is not enough to pay operating expenses, the Operating General Partner usually is required to pay such shortfalls with its own money. In addition, the Operating General Partners generally will be required to pay Series 35 some amounts if the amount of tax credits generated by the apartment complex falls below an agreed upon level. See "Investment Objectives and Acquisition Policies--Acquisition Policies." There is no guarantee that such Operating General Partners will have enough money to meet their obligations. If any of the Operating General Partners fail to meet their obligations to make these payments, the remedies of Series 35 may be limited to removing the Operating General Partner as general partner of the Operating Partnership.


Government regulations regarding apartment complexes receiving government assistance may limit the flexibility of those complexes to rent to tenants or increase rents, thereby restricting the economic benefit to Series 35. Some of the apartment complexes may receive government assistance. Generally, rents in an apartment complex receiving government assistance cannot be increased without the prior approval of the applicable government agencies. If needed rent increases are not approved in a timely manner, an apartment complex may have operating deficits.


Some government regulations may restrict the type of tenants that can rent apartments in the apartment complex. This would reduce the pool of potential renters available to rent apartments in the apartment complex.


Other government assistance programs provide rent supplement payments to tenants. These payments are fixed in amount, unless Congress and/or the appropriate agency has approved funding for an increase in the payments. If there are no increases in rent supplement payments, the operating expenses of an apartment complex could increase without a corresponding increase in rental income, ultimately leading to a foreclosure on the apartment complex and the loss or recapture of tax credits.


Apartment complexes that receive government assistance generally are subject to restrictions on when and how they can be sold or refinanced. Due to these restrictions, it may not be possible to sell or refinance an apartment complex when it is in the economic interest of Series 35 or investors to do so.


                                   Tax Risks


IRS may challenge Series 35's tax positions which could result in the loss or recapture of tax benefits. Series 35 will not request any tax rulings from the IRS. Thus, there is no certainty as to the tax consequences of investing in Series 35. Peabody & Brown, counsel to Series 35 and Boston Associates, provides its legal opinion with regard to many of the material tax issues involved in investing in Series 35. However, Peabody & Brown's opinion does not cover some material tax issues because those issues depend upon the specific investments made by Series 35 which have not yet been identified. Peabody & Brown's opinion is not binding on the IRS or on any court. It is possible that the IRS will challenge tax deductions and tax credits Series 35 claims. If such a challenge is successful, it will have a material and adverse effect on the tax benefits expected from an investment in Series 35. Each investor is urged to speak with his or her own tax advisor with respect to the federal and state tax consequences from an investment in Series 35.


IRS may audit Series 35 which might increase the chance that investors' returns are audited. The IRS may audit the income tax returns of Series 35 and the Operating Partnerships. In fact, the IRS has audited twenty-seven limited partnerships of a total of more than 3450 such limited partnerships with which affiliates of Series 35 are associated. Twenty-six of these audits have been settled with the IRS without material changes and one is still pending. If the income tax returns of Series 35 or an Operating Partnership are audited, the returns of investors also may be audited.


Apartment complexes must adhere to complex rules in order to be eligible for tax credits. In order for an investor to receive tax credits, the apartment complexes must satisfy the complex rules for the federal housing tax credit and, in some cases, the historic tax credit. The rules that determine whether an apartment complex is eligible for tax credits and the rules regarding the use of tax credits are complicated. The tax credits are generated during ten-to-twelve years of an investment in each apartment complex. Therefore, investors must reasonably expect to owe federal income taxes for each of the next twelve years against which tax credits can be used. If an apartment complex is not built on time, or fails to meet applicable income and rent restrictions, it will not generate any tax credits. Typically, Series 35 invests in an apartment complex before construction has been completed and before the apartment complex has been rented.


Even though tax credits are generated during a ten-to-twelve year period, the apartment complex must satisfy the applicable income and rent restrictions during an initial fifteen-year compliance period. If an apartment complex fails to satisfy the applicable income and rent restrictions at any time during the initial fifteen-year tax credit compliance period, there will be a recapture of a portion of the tax credits and a loss of tax credits for the year the failure took place and for future years. In addition, if Series 35 sells its interest in an apartment complex during the initial fifteen-year compliance period, a portion of tax credits previously received could be recaptured. Prior to investing in any apartment complex, Series 35 will require legal opinions that state, based on specific assumptions, that investors will be entitled to the tax benefits from the apartment complex owned by the Operating Partnership. See "Investment Objectives and Acquisition Policies--Acquisition Policies" and "Federal Income Tax Matters--
Federal Housing Tax Credit" and "--Historic Tax Credit."


Under the tax code, investors are limited in what they can deduct from passive activities so it is possible that investors may not be able to use all of the tax benefits. The tax credits and losses allocated to investors will be "passive activity credits and losses" and may be deducted by investors only to the extent of their income from other passive activities or tax on net passive income, except in some limited circumstances. See "Federal Income Tax Matters-- Passive Loss and Tax Credit Limitations."


The restrictions imposed by the alternative minimum tax and business tax credit issues may limit the tax liability that can be offset by tax credits. Tax credits are subject to an IRS rule governing general business credits that limits the amount of tax liability that may be offset. Also, neither federal housing tax credits nor historic tax credits can be used to reduce any liability for the alternative minimum tax.

IRS may unfavorably change the allocation of credits and losses. Series 35 will allocate ninety-nine per cent of all of its profits, credits and losses. If the IRS audits Series 35, it may try to reallocate profits, credits and losses in a manner less favorable to the investors. In the opinion of Series 35's attorneys, if the matter were litigated, it is more likely than not that the allocations will be respected. See "Federal Income Tax Matters--Allocation of Profits, Credits, Losses, and Other Items in Accordance with Fund Agreements" and "Calculation of Investor's Basis in His Certificates or Fund Interests" and "Sharing Arrangements: Profits, Credits, Losses, Credits, Net Cash Flow and Residuals."


Investors may realize taxable gain on sale or disposition of certificates. Upon the sale or other taxable disposition of certificates, investors will realize taxable income to the extent that their allocable share of the nonrecourse mortgage indebtedness on the apartment complexes, together with the money they receive from the sale of the certificates, is greater than the original cost of their certificates. This realized taxable income is reduced to the extent that investors have suspended passive losses or credits. It is possible that the sale of certificates may not generate enough cash to pay the tax obligations arising from the sale. See "Federal Income Tax Matters--Depreciation," "--Sale of Fund Interests" and "--Certain Other Tax Considerations--Alternative Minimum Tax."


Investors may have tax liability in excess of cash. Investors eventually may be allocated profits for tax purposes which exceed any cash Series 35 distributes to them. Under these circumstances, unless an investor has passive losses or credits to reduce such tax liability, the investor will have to pay federal income tax without a corresponding cash distribution from Series 35. Similarly, in the event of a sale or foreclosure of an apartment complex or a sale of certificates, an investor may be allocated taxable income, resulting in tax liability, in excess of any cash distributed to him or her as a result of such event. See "Federal Income Tax Matters--
Sale or Disposition of Certificates" and "--Sale or Other Disposition of an apartment complex and Interests in Operating Partnerships."

                            ANTICIPATED INVESTMENTS


Series 35 expects to invest in the ten Operating Partnerships described below. Each Operating Partnership will use a significant part of the funds invested by Series 35 to pay fees to the Operating General Partners. See the table entitled "Terms of Investment in Operating Partnerships" in this Supplement.


While Boston Associates believes that Series 35 is reasonably likely to acquire interests in the apartment complexes described below, it may not be able to do so. Before any acquisition is made, Boston Associates will complete its due diligence review as to the Operating Partnership and its apartment complex. This process will include the review and analysis of information concerning, among other matters, market competition and environmental factors. If any significant adverse information is obtained by Boston Associates, either action will be taken to mitigate the adverse factor(s), or the acquisition will not be made. It is also possible that the acquisition terms may differ significantly from those described below. Accordingly, investors should not rely on the ability of Series 35 to invest in these apartment complexes or under the described investment terms in deciding whether to invest in Series 35. If Series 35 raises the entire $35 million, the anticipated acquisition of the Operating Partnership Interests, described below, will represent approximately 75% of the total money which Series 35 currently expects to spend.


Management's Discussion and Analysis of Financial Condition and Results of Operations


Because Series 35 is currently in the offering phase, it has no material assets or any operating history. Series 35 expects to acquire interests in the following ten Operating Partnerships, all of which are to be newly constructed:




Partnership                              Operating General Partner(s)
-----------                              ----------------------------
1. Ashton Cove L.P.                      William J. Rea
   (the "Ashton Cove Partnership")       Michael H. Godwin
                                         R. Ryan Holmes
2. Tennessee Partners XII L.P.           J.H. Thames, Jr.
   (the "Autumn Park Partnership")       Chip Triplett
3. Brazoswood L.P.                       Sally Gaskin
   (the "Brazoswood Partnership")
4. Columbia Woods L.P.                   Noel Khalil
   (the "Columbia Woods Partnership")

5. Mulvane Housing L.P.                    Midland Residential Ventures
   (the "Country Walk Partnership")
6. Cypress Point L.P.                      Campbell, Hogue & Associates
   (the "Cypress Point Partnership")
7. New Caney Housing Ltd.                  Houston Our House, Inc.
   (the "Garden Gates Partnership")        East Montgomery Housing LLC
8. Hillside Terrace L.P.                   Home Properties
   (the "Hillside Terrace Partnership")
9. Pyramid VI L.P.                         Phillips Development Corporation
   (the "North Fork Partnership")
10. Riverwalk Homes II LLC                 Gorman & Company, Inc.
    (the "Riverwalk Partnership")

None of the Operating General Partners or the management companies are affiliated with Boston Associates. Construction has begun on Country Walk and Riverwalk Apartments.


Permanent Mortgage Loan financing for the apartment complexes will be provided from a variety of sources. Boston Associates believes that each of the apartment complexes will have adequate property insurance. The tables included in this Supplement describe in greater detail information concerning the apartment complexes and the anticipated terms of investment in each Operating Partnership.

                 INFORMATION CONCERNING THE APARTMENT COMPLEXES

                                                   Basic        Government
                   Location             Number     Monthly(1)   Assistance
Partnership Name   of Property          of Units   Rents        Anticipated
------------------ -------------------- ---------- ------------ ---------------------
1. Ashton Cove     Kingsland, Georgia       72     $270 1BR     HOME Investment
  Partnership                                      $330-        Partnerships
                                                   $340 2BR     Program
                                                   $390 3BR
2. Autumn Park     Dickson, Tennessee      104     $407-        Tennessee Housing
  Partnership                                      $440 1BR     Development
                                                   $482-        Agency 1998 Tax
                                                   $535 2BR     Exempt Multi-family
                                                   $610 3BR     Bond Authority
                                                                Program
3. Brazoswood      Clute,                   72     $400-        Federal Housing Tax
  Partnership      Texas                           $440 1BR     Credits
                                                   $440-
                                                   $560 2BR
                                                   $575-
                                                   $650 3BR



                 INFORMATION CONCERNING THE APARTMENT COMPLEXES

                   Permanent                Mortgage   Annual                           Annual
                   Mortgage                 Interest   Reserve      Management          Management
Partnership Name   Loan (2)                 Rate       Amount (3)   Agent               Fee
------------------ ------------------------ ---------- ------------ ------------------- -----------------
1. Ashton Cove     Georgia                    1%       $14,400      Ambling             6% of net rental
  Partnership      Department of                                    Management          income
                   Community Affairs                                Company
                   $1,993,000
                            (4)
2. Autumn Park     Dickson Health and         5%       $20,800      Park Management     6% of net rental
  Partnership      Educational                                                          income
                   Facilities Board
                   $5,000,000
                            (5)
3. Brazoswood      General Electric         8.5%       $15,200      Orion Real Estate   6% of net rental
  Partnership      Capital Corporation                                                  income
                   $1,846,000
                            (6)

-----------------
1  Exclusive of utilities, unless indicated otherwise.

2 Except as and to the extent noted in the following footnote, the terms of all permanent mortgage loans, described in the following footnotes, which have a term to maturity which is shorter than the term employed for the amortization schedule provide or are expected to provide that the entire outstanding balance of principal of and interest on such permanent mortgage loan shall be due and payable in full at the maturity of such mortgage loan.

3 Amount deposited annually by the Operating Partnership to its Capital Reserves Account for future capital improvements or capital replacements.

4 The terms of the Ashton Cove Partnership's anticipated permanent first mortgage loan in the amount of $1,993,000 are expected to include a term of 20 years, an interest rate of 1% and payments of principal and interest on the basis of a 30-year amortization schedule.

5 The terms of the Autumn Park Partnership's anticipated permanent first mortgage loan in the amount of $5,000,000 are expected to include a term of 30 years, an interest rate of 5% and payments of principal and interest on the basis of a 30-year amortization schedule.

6 The terms of the Brazoswood Partnership's anticipated permanent first mortgage loan in the amount of $1,846,000 are expected to include a term of 15 years, an interest rate of 8.5% and payments of principal and interest on the basis of a 30-year amortization schedule.

                 INFORMATION CONCERNING THE APARTMENT COMPLEXES

                                                      Basic      Government
                    Location               Number     Monthly    Assistance
Partnership Name    of Property            of Units   Rents      Anticipated
------------------- ---------------------- ---------- ---------- ---------------------
4. Columbia Woods   Newnan,                120        $450-      Federal Housing Tax
  Partnership       Georgia                           $475 1BR   Credits
                                                      $535-
                                                      $575 2BR
                                                      $615-
                                                      $675 3BR
5. Country Walk     Mulvane,                68        $380-      Federal Housing Tax
  Partnership       Kansas                            $425 1BR   Credits
                                                      $225-
                                                      $540 2BR
                                                      $575-
                                                      $625 3BR
6. Cypress Point    Casa Grande, Arizona   104        $282-      Federal Housing Tax
  Partnership                                         $463 1BR   Credits
                                                      $444-
                                                      $635 2BR
7. Garden Gates     New Caney,              32        $418-      Federal Housing Tax
  Partnership       Texas                             $510 1BR   Credits
                                                      $503-
                                                      $621 2BR
                                                      $578-
                                                      $706 3BR



                 INFORMATION CONCERNING THE APARTMENT COMPLEXES

                    Permanent            Mortgage   Annual                     Annual
                    Mortgage             Interest   Reserve   Management       Management
Partnership Name    Loan                 Rate       Amount    Agent            Fee
------------------- -------------------- ---------- --------- ---------------- -----------------
4. Columbia Woods   Bank of America         8%      $24,000   Affordable       6% of net rental
  Partnership       $3,905,000                                Housing          income
                             (7)                              Partnership
5. Country Walk     General Motors        8.5%      $13,600   Midland          6% of net rental
  Partnership       Acceptance                                Management       income
                    Corporation
                    $1,800,000
                             (8)
6. Cypress Point    Llama Capital           8%      $20,800   Campbell-Hogue   6% of net rental
  Partnership       $2,700,000                                Management       income
                             (9)
7. Garden Gates     Llama Capital        8.12%      $6,400    LCJ Management   6% of net rental
  Partnership       $  731,000                                Inc.             income
                          (10)

-----------------
7 The terms of the Columbia Woods Partnership's anticipated permanent first mortgage loan in the amount of $3,905,000 are expected to include a term of 30 years, an interest rate of 8% and payments of principal and interest on the basis of a 30-year amortization schedule.

8 The terms of the Country Walk Partnership's anticipated permanent first mortgage loan in the amount of $1,800,000 are expected to include a term of 15 years, an interest rate of 8.5% and payments of principal and interest on the basis of a 20-year amortization schedule.

9 The terms of the Cypress Point Partnership's anticipated permanent first mortgage loan in the amount of $2,700,000 are expected to include a term of 30 years, an interest rate of 8% and payments of principal and interest on the basis of a 30-year amortization schedule.

10 The terms of the Garden Gates Partnership's anticipated permanent first mortgage loan in the amount of $731,000 are expected to include a term of 30 years, an interest rate of 8.12% and payments of principal and interest on the basis of a 30-year amortization schedule.

                 INFORMATION CONCERNING THE APARTMENT COMPLEXES

                                                         Basic      Government
                      Location                Number     Monthly    Assistance
Partnership Name      of Property             of Units   Rents      Anticipated
--------------------- ----------------------- ---------- ---------- ---------------------
8.  Hillside Terrace  Poughkeepsie,              64      $498-      HOME Investment
    Partnership       New York                           $603 1BR   Partnerships
                                                         $598-      Program
                                                         $724 2BR
                                                         $690 3BR
9.  North Fork        West Plains, Missouri      32      $200 1BR   MultiFamily Loan
    Partnership                                          $300 2BR   Program
                                                         $400 3BR
10. Riverwalk         Sheboygan, Wisconsin       20      $230-      Federal Housing Tax
    Partnership                                          $425 1BR   Credits
                                                         $471-
                                                         $495 2BR



                 INFORMATION CONCERNING THE APARTMENT COMPLEXES

                      Permanent                    Mortgage   Annual                     Annual
                      Mortgage                     Interest   Reserve   Management       Management
Partnership Name      Loan                         Rate       Amount    Agent            Fee
--------------------- ---------------------------- ---------- --------- ---------------- -----------------
8. Hillside Terrace   Home Properties              8.25%      $12,800   Conifer Realty   6% of net rental
   Partnership        $1,600,000 (11)(a)                                                 income
                      Dutchess County
                      $214,000                     1%
                      (11)(b)
9. North Fork         Missouri Housing             1%         $8,250    Phillips         6% of net rental
   Partnership        Development                                       Management       income
                      Commission
                      $511,000
                      (12)
10. Riverwalk         Llama Capital                8%         $3,000    Gorman &         6% of net rental
    Partnership       $460,000                                          Company, Inc.    income
                      (13)

-----------------
11 (a) The terms of the Hillside Terrace Partnership's anticipated permanent first mortgage loan in the amount of $1,600,000 are expected to include a term of 30 years, an interest rate of 8.25% and payments of principal and interest on the basis of a 30-year amortization schedule.

    (b) The terms of the Hillside Terrace Partnership's anticipated permanent second mortgage loan in the amount of $214,000 are expected to include a term of 30 years, an interest rate of 1% and payments of principal and interest on the basis of a 30-year amortization schedule, provided, however, that the terms of the permanent second mortgage loan will provide for the deferral and accrual of payments of principal and interest based on available cash flow, and for the payment of the entire outstanding balance of principal and interest at the end of the 30-year term.

12 The terms of the North Fork Partnership's anticipated permanent first mortgage loan in the amount of $511,000 are expected to include a term of 30 years, an interest rate of 1% and payments of principal and interest on the basis of a 30-year amortization schedule.

13 The terms of the Riverwalk Partnership's anticipated permanent first mortgage loan in the amount of $460,000 are expected to include a term of 30 years, an interest rate of 8% and payments of principal and interest on the basis of a 30-year amortization schedule.

TERMS OF INVESTMENT IN OPERATING PARTNERSHIPS
                                 Ownership
                                 Interest(%)
                                 Profits,
                                 Losses,          Operating
                  BCTC IV        Credit/Net       General
Partnership       Capital        Cash Flow/       Partner        Operating Deficit
Name              Contribution   Backend          Contribution   Guarantee
----------------- -------------- ---------------- -------------- ---------------------
 1. Ashton Cove   $2,664,000     100/20/50        $100           $300,000 in the
    Partnership                                                  aggregate for
                                                                 3 years
 2. Autumn        $1,608,802     100/10/20        $100           $250,000 in the
    Park                                                         aggregate for
    Partnership                                                  3 years
 3. Brazoswood    $3,074,829     100/20/20        $100           Unlimited in
    Partnership                                                  amount for
                                                                 3 years
 4. Columbia      $4,676,332     100/15/35        $100           Unlimited in
    Woods                                                        amount for
    Partnership                                                  3 years
 5. Country       $1,958,266     100/20/20        $100           Unlimited in
    Walk                                                         amount for
    Partnership                                                  3 years
 6. Cypress       $2,615,172     100/10/20        $100           Unlimited in time
    Point                                                        and amount
    Partnership
 7. Garden        $1,010,439     100/20/99        $100           $350,000 in the
    Gates                                                        aggregate for
    Partnership                                                  4 years
 8. Hillside      $3,646,180     90/9/27          $100           Unlimited in time
    Terrace                                                      and amount
    Partnership
 9. North Fork    $1,215,817     100/20/20        $12,120        Unlimited in
    Partnership                                                  amount for
                                                                 5 years
10. Riverwalk     $1,354,094     99.99/20/20      $100           Unlimited in time
    Partnership                                                  and amount



                 TERMS OF INVESTMENT IN OPERATING PARTNERSHIPS
                                  Fund's                             Annual
                                  Approximate      Development       Partnership    Asset
                  Operating       Average Annual   Fee/Other         Management     Management
Partnership       Partnership's   Anticipated      Distributions     Fee to         Fee to Boston
Name              Credit Base     Federal Credit   to Operating GP   Operating GP   Associates
----------------- --------------- ---------------- ----------------- -------------- --------------
 1. Ashton Cove   $4,437,000      $360,000         $573,000          $6,000         $6,000
    Partnership
 2. Autumn        $6,230,000      $217,406         $200,416          $15,000        $5,000
    Park
    Partnership
 3. Brazoswood    $5,235,000      $415,517         $682,800          $7,600         $7,600
    Partnership
 4. Columbia      $7,829,000      $631,937         $1,090,000        $12,000        $12,000
    Woods
    Partnership
 5. Country       $3,181,000      $264,631         $339,000          $6,000         $6,000
    Walk
    Partnership
 6. Cypress       $4,401,000      $353,402         $460,000          $10,400        $10,400
    Point
    Partnership
 7. Garden        $1,676,000      $136,546         $219,000          $3,000         $3,000
    Gates
    Partnership
 8. Hillside      $7,394,000      $499,477         $745,000          $5,000         $5,000
    Terrace
    Partnership
 9. North Fork    $1,997,000      $164,300         $259,000          $5,000         $2,000
    Partnership
10. Riverwalk     $2,206,000      $183,000         $221,000          $2,000         $2,000
    Partnership

THE ASHTON COVE PARTNERSHIP
(Ashton Cove Apartments)


Ashton Cove Apartments is a 72-unit apartment complex for families which is to be constructed on North Gross Road between Middle School Road and East King Avenue in Kingsland, Georgia. Ashton Cove Apartments will consist of 18 one-bedroom units, 38 two-bedroom units and 16 three-bedroom units contained in 10 buildings. The complex will offer a function building, pool, playground and central laundry facilities.


Individual units will contain a refrigerator, range with hood, dishwasher, disposal, air conditioning and a patio or porch.


Construction of Ashton Cove Apartments is anticipated to begin in March, 1999. The Operating General Partners anticipate that construction completion and occupancy will occur as follows:


 Number of Units    Completion          Number of Units    Rent-Up
 ---------------    ----------          ---------------    -------
        18          October, 1999               6          November, 1999
        18          November, 1999              6          December, 1999
        18          December, 1999             12          January, 2000
        18          January, 2000              12          February, 2000
                                               12          March, 2000
                                               12          April, 2000
                                               12          May, 2000

THE AUTUMN PARK PARTNERSHIP
(Autumn Park Apartments)


Autumn Park Apartments is a 104-unit apartment complex for families which is to be constructed on Cowan Road and Beasley Drive in Dickson, Tennessee. Autumn Park Apartments will consist of 16 one-bedroom units, 56 two-bedroom units and 32 three-bedroom units contained in 13 buildings. The complex will offer a pool, function room and central laundry facilities.


Individual units will contain a refrigerator, range, dishwasher, disposal, air conditioning and a patio or porch.


Construction of Autumn Park Apartments is anticipated to begin in April, 1999. The Operating General Partners anticipate that construction completion and occupancy will occur as follows:

 Number of Units   Completion           Number of Units    Rent-Up
 ---------------   ----------           ---------------    -------
        13         May, 2000                  10           April, 2000
        13         June, 2000                 10           May, 2000
        13         July, 2000                 10           June, 2000
        13         August, 2000               10           July, 2000
        13         September, 2000            10           August, 2000
        13         October, 2000              10           September, 2000
        13         November, 2000             10           October, 2000
        13         December, 2000             10           November, 2000
                                              10           December, 2000
                                              14           January, 2001

THE BRAZOSWOOD PARTNERSHIP
(Brazoswood Apartments)


Brazoswood Apartments is a 72-unit apartment complex for families which is to be constructed on the east side of the 500 block of Brazoswood Drive in Clute, Texas. Brazoswood Apartments will consist of 12 one-bedroom units, 36 two-bedroom units and 24 three-bedroom units contained in 19 buildings. The complex will offer a function room, pool, playground and central laundry facilities.


Individual units will contain a refrigerator, range with hood and fan, dishwasher, disposal, air conditioning and ceiling fans.


Construction of Brazoswood Apartments is anticipated to begin in March, 1999. The Operating General Partner anticipates that construction completion and occupancy will occur as follows:


 Number of Units    Completion          Number of Units    Rent-Up
 ---------------    ----------          ---------------    -------
        18          December, 1999            18           January, 2000
        18          January, 2000              9           February, 2000
        18          February, 2000             9           March, 2000
        18          March, 2000                9           April, 2000
                                               9           May, 2000
                                               9           June, 2000
                                               9           July, 2000

THE COLUMBIA WOODS PARTNERSHIP
(Columbia Woods Townhomes)


Columbia Woods Townhomes is a 120-unit apartment complex for families which is to be constructed on Greison Trail in Newnan, Georgia. Columbia Woods Townhomes will consist of 18 one-bedroom units, 71 two-bedroom units and 31 three-bedroom units contained in 29 buildings. The complex will offer a pool, playground and central laundry facilities.


Individual units will contain a refrigerator, range, dishwasher, disposal, air conditioning and a patio or porch.


Construction of Columbia Woods Townhomes is anticipated to begin in May, 1999. The Operating General Partner anticipates that construction completion and occupancy will occur as follows:


 Number of Units    Completion        Number of Units    Rent-Up
 ---------------    ----------        ---------------    -------
        20          March, 2000             12           April, 2000
        20          April, 2000             12           May, 2000
        20          May, 2000               12           June, 2000
        20          June, 2000              12           July, 2000
        20          July, 2000              12           August, 2000
        20          August, 2000            12           September, 2000
                                            12           October, 2000
                                            12           November, 2000
                                            12           December, 2000
                                            12           January, 2001

THE COUNTRY WALK PARTNERSHIP
(Country Walk Apartments)


Country Walk Apartments is a 68-unit apartment complex for families which is to be constructed on North Rock Road in Mulvane, Kansas. Country Walk Apartments will consist of 24 one-bedroom units, 28 two-bedroom units and 16 three-bedroom units contained in 8 buildings. The complex will offer a playground and central laundry facilities.


Individual units will contain a refrigerator, range with exhaust fan, dishwasher, disposal, air conditioning and a patio or porch.


Construction of Country Walk Apartments began in February, 1999. The Operating General Partner anticipates that construction completion and occupancy will occur as follows:

 Number of Units   Completion           Number of Units    Rent-Up
 ---------------   ----------           ---------------    -------
        17         August, 1999               17           September, 1999
        17         September, 1999            17           October, 1999
        17         October, 1999              17           November, 1999
        17         November, 1999             17           December, 1999

THE CYPRESS POINT PARTNERSHIP
(Cypress Point Apartments)


Cypress Point Apartments is a 104-unit apartment complex for senior citizens which is to be constructed in Casa Grande, Arizona. Cypress Point Apartments will consist of 52 one-bedroom units and 52 two-bedroom units contained in 12 buildings. The complex will offer a function room and central laundry facilities.


Individual units will contain a refrigerator, range, dishwasher, disposal, air conditioning and a patio or porch.


Construction of Cypress Point Apartments is anticipated to begin in April, 1999. The Operating General Partner anticipates that construction completion and occupancy will occur as follows:


 Number of Units    Completion       Number of Units    Rent-Up
 ---------------    ----------       ---------------    -------
        25          March, 2000            15           April, 2000
        25          April, 2000            15           May, 2000
        25          May, 2000              15           June, 2000
        29          June, 2000             15           July, 2000
                                           15           August, 2000
                                           24           September, 2000

THE GARDEN GATES PARTNERSHIP
(Garden Gates Apartments)


Garden Gates Apartments is a 32-unit apartment complex for families which is to be constructed on Farm to Market Road 1485 in New Caney, Texas. Garden Gates Apartments will consist of 10 one-bedroom units, 12 two-bedroom units and 10 three-bedroom units contained in 4 buildings. The complex will offer a function room, pool, playground and central laundry facilities.


Individual units will contain a refrigerator, range with fan, microwave, ceiling fans, dishwasher, disposal, air conditioning and a patio or porch.


Construction of Garden Gates Apartments is anticipated to begin in March, 1999. The Operating General Partners anticipate that construction completion and occupancy will occur as follows:


 Number of Units    Completion          Number of Units    Rent-Up
 ---------------    ----------          ---------------    -------
        8           November, 1999            16           January, 2000
        8           December, 1999             8           February, 2000
        8           January, 2000              8           March, 2000
        8           February, 2000

THE HILLSIDE TERRACE PARTNERSHIP
(Hillside Terrace Apartments)


Hillside Terrace Apartments is a 64-unit apartment complex for families which is to be constructed on Dutchess Turnpike between Pleasant View Road and Rochdale Road in Poughkeepsie, New York. Hillside Terrace Apartments will consist of 24 one-bedroom units, 35 two-bedroom units and 5 three-bedroom units contained in 8 buildings. The complex will offer a function room and central laundry facilities.


Individual units will contain a refrigerator, range, dishwasher, disposal and a patio or porch.


Construction of Hillside Terrace Apartments is anticipated to begin in March, 1999. The Operating General Partner anticipates that construction completion and occupancy will occur as follows:

 Number of Units   Completion       Number of Units    Rent-Up
 ---------------   ----------       ---------------    -------
        16         April, 2000            4            May, 2000
        16         May, 2000              6            June, 2000
        16         June, 2000             6            July, 2000
        16         July, 2000             6            August, 2000
                                          6            September, 2000
                                          6            October, 2000
                                          6            November, 2000
                                          6            December, 2000
                                          6            January, 2001
                                          6            February, 2001
                                          6            March, 2001

THE NORTH FORK PARTNERSHIP
(North Fork Apartments)


North Fork Apartments is a 32-unit apartment complex for families which is to be constructed in West Plains, Missouri. North Fork Apartments will consist of 4 one-bedroom units, 16 two-bedroom units and 12 three-bedroom units contained in 8 buildings. The complex will offer a meeting room and central laundry facilities.


Individual units will contain a refrigerator, range and a patio or porch.


Construction of North Fork Apartments is anticipated to begin in August, 1999. The Operating General Partner anticipates that construction completion and occupancy will occur as follows:


 Number of Units    Completion          Number of Units    Rent-Up
-----------------   ----------------   -----------------   ----------------
        8           February, 2000            2            March, 2000
        8           March, 2000               5            April, 2000
        8           April, 2000               5            May, 2000
        8           May, 2000                 5            June, 2000
                                              5            July, 2000
                                              5            August, 2000
                                              5            September, 2000

THE RIVERWALK PARTNERSHIP
(Riverwalk Apartments)


Riverwalk Apartments is a 20-unit apartment complex for families which is to be constructed on North Water at North 11 Street in Sheboygan, Wisconsin. Riverwalk Apartments will consist of 7 one-bedroom units and 13 two-bedroom units contained in 1 building. The complex will offer central laundry facilities.


Individual units will contain a refrigerator, range with fan, dishwasher, disposal and a patio or porch.


Construction of Riverwalk Apartments began in February, 1999. The Operating General Partner anticipates that construction completion and occupancy will occur as follows:


 Number of Units    Completion           Number of Units    Rent-Up
 ---------------    ----------           ---------------    -------
        20          September, 1999            3            October, 1999
                                               4            November, 1999
                                               4            December, 1999
                                               4            January, 2000
                                               5            February, 2000

                                 * * * * * * * *

                                    YEAR 2000


Boston Associates and its management have reviewed the potential computer problems that may arise from the century date change known as the "Year 2000" or "Y2K" problem. Boston Associates is currently taking the necessary precautions to minimize any disruptions in normal operations that may cause a materially adverse impact on Series 35's liquidity and financial condition. The majority of Boston Associates's systems are "Y2K" compliant, including its Accounting/Financial systems and database systems. For all remaining systems, Boston Associates has contacted the vendors to provide the necessary upgrades, replacements, and testing no later than year-end 1999. Boston Associates is committed to ensuring that the "Y2K" issue will have no impact on our investors. None of the costs incurred creating "Y2K" compliant systems will be paid by Series 35, but rather by affiliates of Boston Associates.

                                                                              NY
                               FEBRUARY 12, 1999
                       SUPPLEMENT NO. 4 TO PROSPECTUS FOR
                    BOSTON CAPITAL TAX CREDIT FUND IV L.P.
                                     DATED
                                AUGUST 1, 1998


                   SUPPLEMENT OFFERING BCTC IV SERIES 35 AND
                      IDENTIFYING ANTICIPATED INVESTMENTS

Series 35's Purpose--

o to invest in other limited partnerships that will each develop, own and operate an apartment complex used as low and moderate income housing.

Terms of Offering--

o Series 35 is offering at least 250,000 and up to 3,500,000 Beneficial Assignee Certificates that are the equivalent of limited partnership interests in Series 35;

o the price of the certificates is $10 a piece with a minimum investment of $5,000;

o this offering will end no later than December 31, 1999; and

o your money will be held in escrow until at least 250,000 certificates are sold.

Series 35's Investors Will Receive--

o federal housing tax credits;

o tax losses that can offset passive income from any other investments; and

o profits, if any, from the sale of the apartment complexes.

These Securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Commission or any state securities commission passed upon the accuracy or adequacy of the Prospectus. Any representation to the contrary is a criminal offense.

Risk Factors as to Series 35, which begin on page 18 of the Supplement and page 24 of the Prospectus--


o tax credit rules can be complicated and the failure of apartment complexes to comply with them can result in the loss of tax credits;


o the use of tax credits is limited so the investor may not be able to use them all;


o tax credits may be the only material benefit from the investment;


o when the apartment complexes are eventually sold, there may not be enough money to return the original investment;


o there are limits on the transferability of the certificates; and


o it is unlikely that there will be a market for the certificates.

------------------------------------------------------------------------

The Offering                                             Per Certificate
------------                                             ---------------

Public Price..................................................... $10.00
Selling Commissions and Fees........................................ .90
Proceeds to Series 35.............................................. 9.10
Apartment Complexes........................................... 7.20-7.30
Working Capital Reserves............................................ .40
Fees and Expenses of General Partner
 and Affiliates............................................... 1.40-1.50

------------------------------------------------------------------------

                                    SUMMARY


This Summary outlines the main points of the offering, but does not replace a full and careful reading of the Prospectus, and is qualified by the Prospectus. All prospective investors should read the Prospectus in its entirety.


Boston Capital Tax Credit Fund IV L.P. is organized as a limited partnership because that structure allows the pass through of tax benefits. Each series of certificates issued by Boston Capital Tax Credit Fund IV L.P. assigns beneficial interests in the limited partner interests allocated to that series to the purchaser of those certificates. Certificates of beneficial interests are being issued instead of direct limited partner interests because dealing with the transfer of the certificates is less cumbersome than dealing with the transfer of direct limited partner interests. Each series of certificates issued by Boston Capital Tax Credit Fund IV L.P. is separate from the other series. This offering allows investors to acquire an interest in Series 35 only.


The structure of the investment in Series 35 involves two tiers. In the bottom tier is the operating partnership which will be the owner of an apartment complex. Any tax credits, profits, losses or net cash produced by the operations of, or sale or refinancing transactions with regard to, an apartment complex for the Operating Partnership will be shared between Series 35 and the general partners of the Operating Partnership in percentages to be negotiated between Series 35 and each Operating Partnership. Series 35 expects that it will usually receive 99% of the tax credits, profits and losses available from the Operating Partnership. Series 35 will allocate 99% of the profits, losses, tax credits it receives and 99% of the net cash flow it has available from operations to the owners of the Series 35 certificates and 1% of those items will go to the general partner, Boston Capital Associates IV L.P. ("Boston Associates"). Net proceeds from sale or refinancing transactions will be split 95% to Series 35 investors and 5% to Boston Associates; however, if Series 35 investors have not received a return from cash distributions and tax credits equal to 11% per year on a cumulative basis from the quarter in which they invested, Boston Associates's 5% share will be subordinated until Series 35 investors have received enough to meet the priority return.

The following organization chart shows the basic structure of the investment and the identity of the parties:


                                                           ------------------
                                                           |    INVESTORS   |
                                                           ------------------
                                                             / \ 100%      |
                                                              |            |
                                                     tax      |            |
                                                     benefits |        capital
                                                              |  contributions
                                                              |            |
                                                              |            |
                                                          CERTIFICATES     |
                                                              |            |
               capital                       capital          |            |
               contributions                 contributions    |           \ /
--------------                  ----------                  --------------------
| General    |-----------------}|        |{-----------------| Assignor         |
| Partner    |                  | SERIES |                  | Limited Partner  |
| Boston     |{-----------------|   35   |-----------------}| BCTC IV Assignor |
| Associates |         tax      |        |         tax      --------------------
--------------       benefits   ----------       benefits
1% of tax credits,                / \  |                           99% of tax credits,
profits, losses, net               |   |    capital contributions  profits, losses, net
cash flow; 5% of                   |   |                           cash flow; 95% of
net proceeds from                  |   |                           net proceeds from
sale or refinancing                |   |                           sale or refinancing
transactions after                 |   |                           transactions after
the priority return           limited partner                      receiving the priority
                                   |   |                           return
                     tax           |   |
                 benefits (1)      |  \ /
--------------------           --------------
| Operating        |{----------|  Operating  |
| General Partners |----------}| Partnership |
--------------------           --------------
                 capital contributions / \  |
                                        |   |
                                        |   |
                                        |   |
                                        |   |
                                        |   |
                            tax         |   |
                          benefits      |   |
                                        |   | cost of apartment complex
                                        |  \ /
                              ---------------------
                              | Apartment Complex |
                              ---------------------


(1) percentages to be negotiated;
    See details on page 30
    of this Supplement.

                                 Risk Factors


Investors should be aware that an investment in Series 35 entails risk. The "Risk Factors" section of the Prospectus contains a detailed discussion of the material risks.


General risks associated with Series 35's investments include:


o The only benefit of this investment may be federal housing tax credits. Investors may not get their capital back from the sale or refinancing of the apartment complexes. In such instance, a material portion of the tax credits will represent a return of the money originally invested in Series 35.


o Series 35 will depend upon the ability, integrity and expertise of Boston Capital Associates IV L.P. ("Boston Associates"), as general partner, in selecting the appropriate mix of properties.


o There is no trading market for certificates and there are no assurances that any market will develop. Accordingly, investors may not be able to sell their certificates promptly and should therefore consider certificates to be a long-term investment.


o Investors will not have the benefit of an independent underwriter's investigation of Series 35 because the lead underwriter is an affiliate of Boston Associates.


Real Estate Risks:


o If a lender forecloses on an apartment complex that has not timely paid its mortgage, a significant portion of tax credits previously received will be taken back.


Tax Risks:


o The use of tax credits can be limited because of the complicated nature of the tax credit rules in the Internal Revenue Code. Failure to comply with any of these complicated rules by an apartment complex could cause the loss of some of the tax credits.


o Tax credits are generated over a ten-year period, but Series 35 intends to hold the apartment complexes for at least fifteen years. Although investors are not required to hold their certificates for any particular period of time, there is no assurance a market will develop and there are restrictions on their transfer in the agreement of limited partnership.

o There are significant continuing occupancy requirements that each apartment complex must comply with for a fifteen-year period after the federal housing tax credits are first taken. Failure to comply with these requirements could result in the loss of some tax credits.

o Tax credits cannot be used to offset alternative minimum tax.


                                 The Offering


Series 35 is offering up to 3,500,000 certificates, with a minimum required investment by each investor of five hundred certificates at $10 per certificate ($5,000), on the terms and conditions set forth in the Prospectus. No Series 35 certificates will be issued unless at least 250,000 certificates are sold. If only the minimum number of Series 35 certificates is sold, Series 35 will not invest in many of the apartment complexes identified below. In addition, Series 35 will use approximately $.72 to $.73 of each dollar raised for investments in apartment complexes. About one-half of the balance will be used to pay fees and expenses to Boston Associates or its affiliates. See "Estimated Use of Proceeds," and "Compensation and Fees" in the Prospectus. The offering of Series 35 certificates will not exceed twelve months.


Series 35 will place the initial monies raised in an escrow account until the $2,500,000 minimum for Series 35 is achieved. During this time, which may take several months, interest will be earned at the business money market rate. Series 35 will pay the interest to the investor even if the minimum is not reached. After $2,500,000 is raised, Series 35 will hold closings approximately twice every month until the conclusion of the offering.


Boston Capital Tax Credit Fund IV L.P. has already issued other series of certificates in other offerings--Series 20 to Series 34. The purchase of Series 35 certificates will not entitle the investor to any interest in any other series of Boston Capital Tax Credit Fund IV L.P. or any interest in Boston Capital Tax Credit Fund Limited Partnership, Boston Capital Tax Credit Fund II Limited Partnership or Boston Capital Tax Credit Fund III L.P.

                 Suitability of an Investment in Certificates


---------------------------------------------------------------------------------------------
 Considerations for Individual Investors           Considerations for Corporate Investors
---------------------------------------------------------------------------------------------
 o individuals should only invest in tax credits   o tax credits cannot be used against the
   if they expect to have income taxes which         corporate alternative minimum tax;
   the tax credits can offset.
 o tax credits cannot be used against the          o the general limitations on business tax
   alternative minimum tax;                          credits apply;
 o tax credits cannot be used in IRA, Keogh        o corporations generally have no limits on
   or other retirement plans;                        the amount of tax credits and passive
                                                     losses they may use each year; and
 o non-resident aliens cannot use tax credits;     o closely-held, personal service and S
   and                                               corporations are specially limited in their
                                                     use of tax credits.
 o married persons filing separately and living
   together in any year may not use tax
   credits against taxes owed in that year on
   income derived from wages, salaries,
   dividends or interest income.
---------------------------------------------------------------------------------------------

See "Suitability of an Investment in Certificates" for a detailed explanation of these limitations for each category of investor and a description of the minimum net worth and income requirements that various states impose on investors.


                           Estimated Use of Proceeds


We will use the proceeds in the following way:


o invest approximately $.72 to $.73 of each dollar we raise directly in constructing or rehabilitating the apartment complexes;


o hold $.04 of each dollar in working capital reserves; and


o use the rest to pay fees and expenses to Boston Associates and others. See "Estimated Use of Proceeds" for a detailed breakdown of Series 35's estimate of the use of the capital it raises.


                 Fiduciary Responsibility of Boston Associates


Boston Associates will act as a fiduciary to Series 35. Series 35 will partially indemnify Boston Associates, and therefore may be required to pay some of Boston Associates's business costs in connection with its operation of Series 35 that Series 35 would not otherwise be required to pay. As described under "Conflicts of Interest," Boston Associates will be permitted to engage in some activities that potentially may involve a conflict of interest, such as sponsoring other programs investing in apartment complexes that generate tax credits without providing the benefits of those activities to Series 35 investors.


                             Conflicts of Interest


The interests of investors may conflict with the interests of Boston Associates. Its affiliates are committed to the management of many other limited partnerships that have investments similar to those made by Series 35. Boston Associates and its affiliates, including the Dealer-Manager, will receive substantial fees, commissions, compensation and other income from transactions with and by Series 35 regardless of the success of your investment.


                             Compensation and Fees


Boston Associates will manage the business of Series 35, including the investment and management of its assets, and will receive substantial compensation and fees from Series 35 and/or the apartment complexes in connection with this offering. The section of the Prospectus entitled "Compensation and Fees" specifies the compensation payable to Boston Associates and its affiliates. The most significant items of compensation are as follows:

-------------------------------------------------------------------------------------
                          Who Receives the
Compensation Category     Compensation        What the Compensation Equals
-------------------------------------------------------------------------------------
 Reimbursement for        Boston Associates   o equal to all accountable expenses
 Accountable Expenses     or its affiliates     paid to third parties
-------------------------------------------------------------------------------------
 Dealer-Manager Fee       Boston Capital      o equal to $0.20 per certificate sold
                          Services, Inc.      o also may receive selling commissions
                                                of up to $0.70 per certificate sold
                                              o also may receive accountable and
                                                non-accountable due diligence
                                                expense reimbursements of up to
                                                $0.15 per certificate sold
-------------------------------------------------------------------------------------
 Asset Acquisition Fee    Boston Capital      o equal to $0.85 per certificate sold
                          Partners, Inc.
-------------------------------------------------------------------------------------
 Annual Fund Management   Boston Associates   o annually equal to 0.5% of the
 and Reporting Fees       or its affiliates     aggregate cost of the apartment
                                                complexes, which is the sum of
                                                equity invested by Series 35 in the
                                                apartment complex plus the amount
                                                of mortgage debt on the apartment
                                                complex
                                              o could be about $36,000 per year if
                                                $2,500,000 is raised and $504,000 if
                                                $35,000,000 is raised
-------------------------------------------------------------------------------------
 Share of Series 35       Boston Associates   o 1% of tax credits;
 Distributions                                o 1% of any cash distributions; and
                                              o 5% of net proceeds of the sale of the
                                                apartment complexes
-------------------------------------------------------------------------------------

                Investment Objectives and Acquisition Policies


Series 35's principal business is to invest, as a limited partner, in other limited partnerships (the "Operating Partnerships"), each of which will develop, own and operate an apartment complex which is expected to qualify for federal housing tax credits in order to:


(1) Generate tax credits, which can be used by investors to offset federal income taxes from all sources. These tax credits include federal housing tax credits, and a small number of historic tax credits in limited instances. Occupancy requirements must be met for each apartment complex during the initial fifteen-year period.


(2) Preserve and protect Series 35's capital. Series 35 requires the general partners of the Operating Partnerships to:

o guarantee completion of the apartment complex;


o fund any construction cost overruns;


o pay operating shortfalls for a limited period; and


o guarantee a specific amount of tax credits.


(3) Provide tax benefits in the form of passive losses. Individual investors generally may deduct tax losses only to the extent of their income other than wages, salaries, dividends and interest.


(4) Distribute net cash, if any, from the sale or refinancing of apartment complexes. Investors can get money back from the sale or refinancing of an apartment complex only if the net sales price is large enough to pay all costs of the sale plus fees and expenses paid in this offering, which is estimated to be 27% of your initial investment.


The attainment of Series 35's investment objectives will depend on many factors, including the ability of Boston Associates to select suitable investments on a timely basis, the timely completion and successful management of such investments and future economic conditions in the United States. Accordingly, there can be no assurance that Series 35 will meet its investment objectives.









                    [This Section Intentionally Left Blank]

                    [This Section Intentionally Left Blank]













                      Series 35 and Investor Protections


Series 35 will try to protect your investment in a number of ways. First, it will invest its capital in each apartment complex in stages based on completion of construction, rental of apartments to qualified tenants and demonstrated experience in covering operating costs through rental income. In this way Series 35 will try to put as little capital at risk as possible in the stages of an apartment complex's life cycle that are most uncertain.


Second, Series 35's permission will be required to make major decisions, such as the decision to sell an apartment complex. Other specific protections are as follows:


Tax Credit Adjuster. If the amount of tax credits achieved by an apartment complex is less than expected, Series 35 will decrease its capital contribution to that apartment complex. Decreasing its capital contribution to one apartment complex allows Series 35 to buy other tax credits from another apartment complex.


Construction Guarantees. The Operating General Partner(s) will provide financial assurances that construction of the apartment complex will be completed in a timely manner and in accordance with all requirements necessary to obtain the required certificates of occupancy. The cost of completing the construction may be greater than the Operating General Partner's guarantee.

Operating Deficit Guarantees. The Operating General Partner(s) will guarantee to cover operating expenses arising from the operation of each apartment complex. The amount of such operating deficit guarantees will, in some instances, be limited to a specified term and/or dollar amount.


Repurchase of Operating Partnership Interest. The Operating General Partner(s) must repay Series 35's capital contributions if the apartment complex fails to:
(1) receive the allocation of tax credits; (2) remain eligible for tax credits during the period when capital contributions of Series 35 are due to the Operating Partnership; or (3) obtain permanent mortgage loan financing.


                              Tax Credit Programs


Section 42 of the tax code offers tax credits to encourage investments in qualified apartment complexes for use by persons of low and moderate income. The U.S. Bureau of Census estimates that by the year 2000, there will be an unmet national demand for twelve million units of affordable rental housing.


The tax code pre-funded and made available to eligible properties $3.3 billion of federal housing tax credits, that is $1.25 annually per resident of each state, each year since 1987. In 1993, Congress passed permanent legislation that annually funds this ten-year tax credit allocation for additional tax credits properties. The allocation of tax credits to a particular building is for the full ten-year credit period and no reauthorization of the tax credit program is required for any such existing allocation of tax credits.


Investors in a partnership that owns an apartment complex are eligible to receive, for a ten-year period, a credit against federal tax liability. A tax credit is a dollar for dollar reduction in tax liability, while a tax deduction is a subtraction from adjusted gross income. The laws and rules authorizing federal housing tax credits defined:


o the types of apartment complexes that qualify for the federal housing tax credit;


o the kinds of tenants that must live in the apartment complex; and


o the rents the tenants may be charged and costs of construction or renovation of the apartment complexes.


These rules are complicated and must be followed for investors to receive tax credits, and are described in the section of the Prospectus entitled "Tax Credit Programs."

Because federal housing tax credits do not reduce a taxpayer's basis, a taxpayer's gain upon the sale or other disposition of certificates is not increased by the allowed tax credits.


The federal housing tax credit program requires that its rules be complied with during the fifteen-year period after federal housing tax credits are first taken. To the extent the federal housing tax credit rules are not adhered to during the fifteen-year period, investors would have to repay a portion of the federal housing tax credits previously generated by the non-complying dwelling units in the applicable apartment complex. See "Tax Credit Programs--The Federal Housing Tax Credit."


Investors may use the increased cash flow from the use of tax credits to make other investments such as dollar cost averaging into mutual funds, saving for retirement or future college expenses, funding life insurance expenses or simply diversifying a tax advantaged or conventional investment portfolio. The tax credit benefit itself also may be used to offset the tax liability arising from retirement plan withdrawals or used to reduce quarterly estimated tax payments.


                                  Management


Series 35 maintains its principal office c/o Boston Capital Partners, Inc., One Boston Place, Suite 2100, Boston, Massachusetts 02108-4406, telephone (617) 624-8900.


The General Partner of Boston Capital Tax Credit Fund IV L.P. is Boston Capital Associates IV L.P., a Delaware limited partnership. The general partner of the General Partner is Boston Capital Associates, a Massachusetts general partnership whose two partners are Herbert F. Collins ("Collins") and John P. Manning ("Manning"), the principals of Boston Capital Partners. The business address of the General Partner is the same as that of Series 35.


The General Partner has complete authority in the overall management and operation of Series 35 and will have responsibility for supervising Series 35's selection, negotiation and investment in apartment complexes.


          Prior Performance of the General Partner and Its Affiliates


Boston Capital Tax Credit Fund IV L.P. (the "Fund") has issued other series in other offerings--Series 20 to Series 34. The Fund has issued a total of 49,295,559 certificates, raised $492,656,500 and admitted 27,705 investors within Series 20 through 34, and may still sell up to $122,343,500 to the public if all the certificates in Series 35 are sold. See "Prior Performance of the General Partner and its Affiliates" in the Prospectus for information about Series 20 through 32.

The Fund received orders for a total of 3,530,319 Series 34 certificates ($35,283,000), and issued the last of these certificates on February 11, 1999. The fees paid as of February 11, 1999 to Boston Capital and affiliates for Series 34 totaled $4,163,394. No additional Series 34 certificates will be offered.


Affiliates of Series 35 have raised approximately $1.6 billion in equity from approximately 60,000 investors in more than 350 investment programs to acquire interests in approximately 1,800 properties containing approximately 83,000 apartment units in 48 states and territories, representing approximately $4.55 billion in original development cost.


The section of the Prospectus entitled "Prior Performance of the General Partner and Its Affiliates" contains a discussion of the prior real estate investment programs in which Boston Associates affiliates have been involved and it is not intended as an assurance of future performance. The Prior Performance Tables attached to the Prospectus following the Financial Statements contain tabular and statistical data regarding the prior investment programs of Boston Associates's affiliates that have invested in low-income and government-assisted housing.


                          Description of Certificates


Investors will invest in certificates, representing assignments of units of the beneficial interest of Series 35 issued to BCTC IV Assignor Corp., a Delaware corporation that is wholly owned by Collins and Manning (the "Assignor Limited Partner"). The Assignor Limited Partner was formed for the purpose of serving in that capacity for Series 35 and will not engage in any other business. Investors will be entitled to all the rights and economic benefits of a limited partner of Series 35, including the rights to a percentage of Series 35's income, gain, credits, losses, deductions and distributions. No investor will be personally liable for the debts, liabilities, contracts or other obligations of Series 35. See "Summary of the Voting Rights Provisions of the Fund Agreement-Liability of Partners and Investors to Third Parties." Investors will be bound by the terms of the Fund's Agreement of Limited Partnership. The Assignor Limited Partner agrees that on any matter calling for a vote of the limited partners, it will vote the assigned limited partnership interests only if and as directed by the investors.


We anticipate the certificates to be transferable, subject to some restrictions. No more than 50% of the certificates will be permitted to be transferred in any twelve-month period. This prevents any potential recapture of tax credits upon the transfer of certificates. See "Description of Certificates," "Risk Factors--Certain Other Risks--Transferability" and "Federal Income Tax Matters--Recapture of Tax Credits." We will identify each certificate as representing a particular series.

                Sharing Arrangements: Profits, Credits, Losses
                          Net Cash Flow and Residuals


Series 35 will allocate or distribute, as applicable, to the investors:


o 99% of its tax credits and tax losses from normal operations; and


o 99% of its cash generated after all expenses are paid, if any.


The remaining amount will go to Boston Associates provided that Boston Associates's distribution of cash will be subordinated to the achievement of the priority return to investors.


If there is a sale or refinancing of an apartment complex or the sale of Series 35's interest in an Operating Partnership, Series 35 will distribute 95% of the proceeds to the investors, and 5% of the proceeds to Boston Associates; provided that Boston Associates's distribution will be subordinated to the achievement of the priority return to investors.


The priority return base for Series 35 is $1.10 per certificate (11%). The priority return base is the level of return that investors must receive before Boston Associates may receive a 5% share in the proceeds from the sale or refinancing of apartment complexes. In establishing the priority return base, Boston Associates does not represent that Series 35 is expected to provide this level of return to investors. Boston Associates will receive fees and compensation for services prior to investors receiving the priority return.


                          Federal Income Tax Matters


The section of the Prospectus entitled "Federal Income Tax Matters" contains a more detailed discussion of the numerous federal income tax issues already mentioned in this Summary. It is expected that each purchaser of a certificate
(1) will be treated as a partner for federal income tax purposes; and (2) will be entitled to its allocable share of the tax credits, profits and losses from Series 35. It is also expected that federal income tax will be imposed only at the partner level with regard to an investment in Series 35 avoiding the double taxation applicable to corporations. The "Federal Income Tax Matters" section of the Prospectus also contains the legal opinions of Peabody & Brown as to all material federal income tax matters with respect to an investment in Series 35. See pages 108 and 109 of the Prospectus for a summarization of the precise nature of the legal opinions being given with respect to these matters.

                    Summary of the Voting Rights Provisions
                            of the Fund Agreement--
             Liability of Partners and Investors to Third Parties


The Fund Agreement that will govern the relationship between the investors and Boston Associates is a legal document, described in the section of the Prospectus entitled "Summary of Provisions of the Fund Agreement." Other important portions of the Fund Agreement are summarized under "Sharing
Arrangements: Profits, Credits, Losses, Net Cash Flow and Residuals" and "Description of Certificates."


Investors should particularly be aware of the following terms of the Fund
Agreement:


o Voting rights. The Fund Agreement gives a majority of certificates the right to:


  (1) approve or disapprove the sale of all or substantially all of the assets of Series 35 at any one time;


  (2) amend the Fund Agreement, subject to important limitations;


  (3) remove Boston Associates with or without cause and elect a replacement;
      and


  (4) dissolve Series 35.


The majority vote will still bind investors who do not vote with the majority in interest of their fellow investors.

o Changes in the rights of investors. The Fund Agreement may not be amended to:


  (1) alter the rights and obligations of each investor under the Fund Agreement; or


  (2) modify the order of distributions or allocations of tax credits or cash distributions without the approval of any affected investor.


o Changes in investment objectives and policies. Boston Associates cannot change the investment objectives or policies of Series 35 unless the Fund Agreement is amended by the approval of a majority in interest of the investors. If such an amendment is made, the majority vote will still bind investors who do not vote with the majority in interest of their fellow investors.


o Mergers and rollups. The Fund Agreement specifically prohibits the merger or combination of the Fund with any other entity.


Under the Revised Uniform Limited Partnership Act as enacted in the State of Delaware, a limited partner in a limited partnership is liable only for the amount of the capital contributions that the limited partner agrees to make.


If a limited partner does not participate in the management of a partnership and does not receive a distribution from the limited partnership or have knowledge at the time of the distribution that the distribution was in violation of the Revised Uniform Limited Partnership Act of the State of Delaware or the applicable partnership agreement, he or she will have no additional financial liability to the limited partnership or to creditors of the limited partnership. All rights accorded limited partners in a limited partnership under the laws of the State of Delaware extend to investors under the terms of the Fund Agreement.

                               Investor Reports


Each investor will receive:


o an acknowledgment of receipt of the investment;


o a letter after the applicable Closing Date, confirming the assignment of certificates;


o quarterly reports with unaudited financial information for each of the first three fiscal quarters of each year;


o annual reports with audited financial statements; and


o Schedule K-1 and other necessary tax information.


                                    Experts

Counsel for Series 35 is:               Accountants for Series 35 are:


Peabody & Brown                         Reznick Fedder & Silverman
1255 23rd Street N.W.                   4520 East-West Highway, Suite 300
Washington, D.C. 20037                  Bethesda, Maryland 20814

                                 RISK FACTORS


An investment in the Series 35 involves various risks. Here is a summary of the most important of these risks. Investors should read the entire Prospectus to fully understand all of these risks.


                   General Risks of Series 35's Investments


Investors will not be able to evaluate all of the apartment complexes in which Series 35 will invest. Boston Associates has not yet identified all of the apartment complexes in which Series 35 will invest. Investors must rely on the ability of Boston Associates to find suitable investments for Series 35. Investors should read the sections "Management" and "Prior Performance of the General Partner and Its Affiliates" to learn about the prior real estate experience of Boston Associates. All of Series 35's investments are required to meet Series 35's investment objectives and acquisition policies, as described in the section of the Prospectus entitled "Investment Objectives and Acquisition Policies." Series 35 does not guarantee that it will be able to find investments meeting its investment objectives or that any investment it does make will generate income for investors or increase in value over time.


Sale of less than all certificates may result in fewer investments for Series
35. The more certificates that are sold, the more money Series 35 will have to invest in apartment complexes. If fewer than all of the certificates in any series are sold, Series 35 will invest in fewer apartment complexes. The fewer the apartment complexes Series 35 invests in, the less diversified its portfolio of apartment complexes will be. Also if Series 35 invests in several apartment complexes in the same geographic area, there will be less diversity. In such circumstances, apartment complexes which suffer poor operating results can have a greater negative effect on Series 35's operations as a whole. See "The Offering--Issuance of Certificates in Series."


Boston Associates may not be able to buy certificates to fund start up costs of Series 35. Series 35 can borrow money in order to make investments in apartment complexes before all of the money is raised from the offering. Any such loan is to be repaid from the money that is raised from the offering. If insufficient money is raised in the offering to repay such loans, Boston Associates has agreed to buy enough certificates to provide Series 35 with money to repay such loan(s). If Boston Associates does buy certificates, they will be purchased on the same terms as any other investor, except Boston Associates will not pay commissions and fees that otherwise would go to it or its affiliates. There is a possibility that Boston Associates will not have enough money to meet these obligations.


Investors may not receive cash if apartment complexes are sold. There is no assurance that investors will receive any cash distributions from the sale or refinancing of an apartment complex. The price at which an apartment complex is sold may not be large enough to pay the mortgage and other expenses which must be paid at such time. If that happens, investors will not get all of their investment back, and the only benefit from an investment in Series 35 will be the tax credits received.


A decrease in an individual investor's taxable income will limit his benefit received from tax credits. A change in an individual investor's personal tax situation which reduces his taxable income will substantially reduce, defer or eliminate the benefits to him of the tax credits. If an investor's adjusted gross income increases to more than $200,000 in a particular year, any allocated historic tax credits also will be substantially reduced, deferred or eliminated.


Investors may not be able to liquidate their investment promptly at a reasonable price. Although it is possible that the certificates in all series may be listed on a national securities exchange, there is no guarantee that such a listing can or will be accomplished or that a public trading market will develop. Currently, no certificates have been listed on a national securities exchange. The transfer of certificates will be limited in some cases. Investors should consider their investment in Series 35 to be a long term investment. See "Description of Certificates--Transfers" and "Federal Income Tax Matters--Classification as a Partnership" and "-- Fund Income."


Boston Associates can impose restrictions on the transfers of certificates in order to prevent a termination of Series 35 for tax purposes or prevent a classification of Series 35 as something other than a partnership for federal income tax purposes. In addition, Boston Associates will not allow sales of certificates to an investor who does not meet the then applicable suitability standards. See "Federal Income Tax Matters--Sale or Disposition of Certificates."


Investors are liable for a period of time for the amount of their returned contributions to any Series 35 creditors. In general, limited partners are not liable for partnership obligations unless they take an active part in the day-to-day management or control of the partnership's business. The Delaware Revised Uniform Limited Partnership Act presently allows the investors to exercise all of their rights in the Fund Agreement without jeopardizing their limited liability. All rights given limited partners under the laws of the State of Delaware extend to investors under the terms of the Fund Agreement. Unless an investor is deemed to be taking part in the control of Series 35's business, his liability is limited to the amount invested in Series 35.


Under Delaware law, if an investor has received the return of any part of his investment without violation of Delaware law or the Fund Agreement, the investor is liable for a period of one year for the amount of his returned contribution which would be necessary to pay Series 35's creditors for liabilities incurred during the period the contribution was held by Series 35. However, if any of the money returned to an investor was returned in violation of applicable

Delaware law or the Fund Agreement, then the investor is liable for a period of three years for the amount of the contribution wrongfully returned.


Investors may have limited rights of action against Boston Associates. Under Delaware law, the Boston Associates is required to exercise good faith and integrity in handling the affairs of Series 35. The Fund Agreement provides that Boston Associates will not be liable to investors for its actions or omissions made in good faith and in a manner it reasonably believes was allowed under the Fund Agreement and in the best interest of Series 35. However, if Boston Associates's conduct constitutes fraud, bad faith, negligence or misconduct, it would be liable to investors. Therefore, investors may have more limited rights of action against Boston Associates than would otherwise be available, absent these provisions in the Fund Agreement.


Series 35 may be liable for the liabilities of other series. Certificates are issued in series, and the Fund Agreement provides that each series will be treated for economic purposes as a separate partnership, sharing in a separate and distinct pool of apartment complexes. The rights of investors in all series will be identical in all other respects, except with respect to voting rights and accounting matters applicable only to a particular series. See "The Offering--Issuance of Certificates and Series."


It is possible, however, that each series may not stand on its own with respect to outside creditors. In such an event, such creditors would be able to reach all of the assets of Series 35, despite the fact that the matter affecting the creditor related only to a particular series. Therefore, in the event that a creditor makes a claim against the assets of Series 35 and it can be determined that such claim relates to one series only, Boston Associates will assume liability for any such claim to the extent that the series does not have sufficient funds to satisfy the claim. In the event there is a proper claim against more than one series, if the proportional liability of a particular series can be determined, such series will be liable only for such proportional amount of the claim. Series 35 intends to require that the various series reimburse each other to the extent that expenses relating to a particular series are borne by another series, but a series may be financially unable to do so. There is a risk, therefore, that investors in a particular series will be affected by the performance of another series. This could result in lower returns on their investments than would otherwise be the case.


An independent underwriter will not make an independent investigation of Series
35. The Dealer-Manager will receive commissions and other compensation as an agent of Series 35. The Dealer-Manager has not retained counsel separate from Series 35's counsel, but has conducted such due diligence investigation as it deems necessary under the circumstances. However, because the Dealer-Manager is an affiliate of Boston Associates, investors will not have the benefit of an independent investigation of Series 35 as is customarily made by independent underwriters.

The prohibition on mergers in the Fund Agreement may limit the operational flexibility of Series 35. Although at this time, Boston Associates has no intent to effect a merger of Series 35 with any other entity, the presence of this prohibition in the Fund Agreement may make it more difficult to effect any sort of change in control that would involve a merger in the future.


                               Real Estate Risks


If the expenses of apartment complexes are greater than their income, Series 35 may have to pay any operating shortfalls. If the expenses of an apartment complex are greater than its income, Series 35 may have to provide money to pay the shortfall. Otherwise, the apartment complex may need to be sold on disadvantageous terms in order to raise money. Also if the apartment complex does not generate enough income to pay its mortgage payments and property taxes, the lender could foreclose and Series 35 could lose its investment, including a partial recapture of tax credits.


Leveraged investments may increase the risk of loss because of the debt payments. Each of the apartment complexes will have mortgage debt which leverages Series 35's investment in the apartment complex. Leveraging allows Series 35 to increase the amount of property that can be invested in with the amount of money raised from the offering, and thus increase the amount of tax credits available to Series 35. However, leveraging also can increase the risk of loss. If there is a foreclosure of a mortgage loan on an apartment complex, there can be a tax liability to investors including a partial recapture of tax credits previously taken.


Operating General Partners have limited financial resources and if they fail to meet their obligations, Series 35 may have limited remedies against them. The Operating General Partner is responsible for completing the construction or renovation and then renting and operating the apartment complex. If there are cost overruns in the construction or renovation, or if rental income is not enough to pay operating expenses, the Operating General Partner usually is required to pay such shortfalls with its own money. In addition, the Operating General Partners generally will be required to pay Series 35 some amounts if the amount of tax credits generated by the apartment complex falls below an agreed upon level. See "Investment Objectives and Acquisition Policies--Acquisition Policies." There is no guarantee that such Operating General Partners will have enough money to meet their obligations. If any of the Operating General Partners fail to meet their obligations to make these payments, the remedies of Series 35 may be limited to removing the Operating General Partner as general partner of the Operating Partnership.


Government regulations regarding apartment complexes receiving government assistance may limit the flexibility of those complexes to rent to tenants or increase rents, thereby restricting the economic benefit to Series 35. Some of the apartment complexes may receive government assistance. Generally, rents in an apartment complex receiving government assistance cannot be increased without the prior approval of the applicable government agencies. If needed rent increases are not approved in a timely manner, an apartment complex may have operating deficits.


Some government regulations may restrict the type of tenants that can rent apartments in the apartment complex. This would reduce the pool of potential renters available to rent apartments in the apartment complex.


Other government assistance programs provide rent supplement payments to tenants. These payments are fixed in amount, unless Congress and/or the appropriate agency has approved funding for an increase in the payments. If there are no increases in rent supplement payments, the operating expenses of an apartment complex could increase without a corresponding increase in rental income, ultimately leading to a foreclosure on the apartment complex and the loss or recapture of tax credits.


Apartment complexes that receive government assistance generally are subject to restrictions on when and how they can be sold or refinanced. Due to these restrictions, it may not be possible to sell or refinance an apartment complex when it is in the economic interest of Series 35 or investors to do so.


                                   Tax Risks


IRS may challenge Series 35's tax positions which could result in the loss or recapture of tax benefits. Series 35 will not request any tax rulings from the IRS. Thus, there is no certainty as to the tax consequences of investing in Series 35. Peabody & Brown, counsel to Series 35 and Boston Associates, provides its legal opinion with regard to many of the material tax issues involved in investing in Series 35. However, Peabody & Brown's opinion does not cover some material tax issues because those issues depend upon the specific investments made by Series 35 which have not yet been identified. Peabody & Brown's opinion is not binding on the IRS or on any court. It is possible that the IRS will challenge tax deductions and tax credits Series 35 claims. If such a challenge is successful, it will have a material and adverse effect on the tax benefits expected from an investment in Series 35. Each investor is urged to speak with his or her own tax advisor with respect to the federal and state tax consequences from an investment in Series 35.


IRS may audit Series 35 which might increase the chance that investors' returns are audited. The IRS may audit the income tax returns of Series 35 and the Operating Partnerships. In fact, the IRS has audited twenty-seven limited partnerships of a total of more than 3450 such limited partnerships with which affiliates of Series 35 are associated. Twenty-six of these audits have been settled with the IRS without material changes and one is still pending. If the income tax returns of Series 35 or an Operating Partnership are audited, the returns of investors also may be audited.


Apartment complexes must adhere to complex rules in order to be eligible for tax credits. In order for an investor to receive tax credits, the apartment complexes must satisfy the complex rules for the federal housing tax credit and, in some cases, the historic tax credit. The rules that determine whether an apartment complex is eligible for tax credits and the rules regarding the use of tax credits are complicated. The tax credits are generated during ten-to-twelve years of an investment in each apartment complex. Therefore, investors must reasonably expect to owe federal income taxes for each of the next twelve years against which tax credits can be used. If an apartment complex is not built on time, or fails to meet applicable income and rent restrictions, it will not generate any tax credits. Typically, Series 35 invests in an apartment complex before construction has been completed and before the apartment complex has been rented.


Even though tax credits are generated during a ten-to-twelve year period, the apartment complex must satisfy the applicable income and rent restrictions during an initial fifteen-year compliance period. If an apartment complex fails to satisfy the applicable income and rent restrictions at any time during the initial fifteen-year tax credit compliance period, there will be a recapture of a portion of the tax credits and a loss of tax credits for the year the failure took place and for future years. In addition, if Series 35 sells its interest in an apartment complex during the initial fifteen-year compliance period, a portion of tax credits previously received could be recaptured. Prior to investing in any apartment complex, Series 35 will require legal opinions that state, based on specific assumptions, that investors will be entitled to the tax benefits from the apartment complex owned by the Operating Partnership. See "Investment Objectives and Acquisition Policies--Acquisition Policies" and "Federal Income Tax Matters--
Federal Housing Tax Credit" and "--Historic Tax Credit."


Under the tax code, investors are limited in what they can deduct from passive activities so it is possible that investors may not be able to use all of the tax benefits. The tax credits and losses allocated to investors will be "passive activity credits and losses" and may be deducted by investors only to the extent of their income from other passive activities or tax on net passive income, except in some limited circumstances. See "Federal Income Tax Matters-- Passive Loss and Tax Credit Limitations."


The restrictions imposed by the alternative minimum tax and business tax credit issues may limit the tax liability that can be offset by tax credits. Tax credits are subject to an IRS rule governing general business credits that limits the amount of tax liability that may be offset. Also, neither federal housing tax credits nor historic tax credits can be used to reduce any liability for the alternative minimum tax.

IRS may unfavorably change the allocation of credits and losses. Series 35 will allocate ninety-nine per cent of all of its profits, credits and losses. If the IRS audits Series 35, it may try to reallocate profits, credits and losses in a manner less favorable to the investors. In the opinion of Series 35's attorneys, if the matter were litigated, it is more likely than not that the allocations will be respected. See "Federal Income Tax Matters--Allocation of Profits, Credits, Losses, and Other Items in Accordance with Fund Agreements" and "Calculation of Investor's Basis in His Certificates or Fund Interests" and "Sharing Arrangements: Profits, Credits, Losses, Credits, Net Cash Flow and Residuals."


Investors may realize taxable gain on sale or disposition of certificates. Upon the sale or other taxable disposition of certificates, investors will realize taxable income to the extent that their allocable share of the nonrecourse mortgage indebtedness on the apartment complexes, together with the money they receive from the sale of the certificates, is greater than the original cost of their certificates. This realized taxable income is reduced to the extent that investors have suspended passive losses or credits. It is possible that the sale of certificates may not generate enough cash to pay the tax obligations arising from the sale. See "Federal Income Tax Matters--Depreciation," "--Sale of Fund Interests" and "--Certain Other Tax Considerations--Alternative Minimum Tax."


Investors may have tax liability in excess of cash. Investors eventually may be allocated profits for tax purposes which exceed any cash Series 35 distributes to them. Under these circumstances, unless an investor has passive losses or credits to reduce such tax liability, the investor will have to pay federal income tax without a corresponding cash distribution from Series 35. Similarly, in the event of a sale or foreclosure of an apartment complex or a sale of certificates, an investor may be allocated taxable income, resulting in tax liability, in excess of any cash distributed to him or her as a result of such event. See "Federal Income Tax Matters--
Sale or Disposition of Certificates" and "--Sale or Other Disposition of an apartment complex and Interests in Operating Partnerships."

                            ANTICIPATED INVESTMENTS


Series 35 expects to invest in the ten Operating Partnerships described below. Each Operating Partnership will use a significant part of the funds invested by Series 35 to pay fees to the Operating General Partners. See the table entitled "Terms of Investment in Operating Partnerships" in this Supplement.


While Boston Associates believes that Series 35 is reasonably likely to acquire interests in the apartment complexes described below, it may not be able to do so. Before any acquisition is made, Boston Associates will complete its due diligence review as to the Operating Partnership and its apartment complex. This process will include the review and analysis of information concerning, among other matters, market competition and environmental factors. If any significant adverse information is obtained by Boston Associates, either action will be taken to mitigate the adverse factor(s), or the acquisition will not be made. It is also possible that the acquisition terms may differ significantly from those described below. Accordingly, investors should not rely on the ability of Series 35 to invest in these apartment complexes or under the described investment terms in deciding whether to invest in Series 35. If Series 35 raises the entire $35 million, the anticipated acquisition of the Operating Partnership Interests, described below, will represent approximately 75% of the total money which Series 35 currently expects to spend.


Management's Discussion and Analysis of Financial Condition and Results of Operations


Because Series 35 is currently in the offering phase, it has no material assets or any operating history. Series 35 expects to acquire interests in the following ten Operating Partnerships, all of which are to be newly constructed:




Partnership                              Operating General Partner(s)
-----------                              ----------------------------
1. Ashton Cove L.P.                      William J. Rea
   (the "Ashton Cove Partnership")       Michael H. Godwin
                                         R. Ryan Holmes
2. Tennessee Partners XII L.P.           J.H. Thames, Jr.
   (the "Autumn Park Partnership")       Chip Triplett
3. Brazoswood L.P.                       Sally Gaskin
   (the "Brazoswood Partnership")
4. Columbia Woods L.P.                   Noel Khalil
   (the "Columbia Woods Partnership")

5. Mulvane Housing L.P.                    Midland Residential Ventures
   (the "Country Walk Partnership")
6. Cypress Point L.P.                      Campbell, Hogue & Associates
   (the "Cypress Point Partnership")
7. New Caney Housing Ltd.                  Houston Our House, Inc.
   (the "Garden Gates Partnership")        East Montgomery Housing LLC
8. Hillside Terrace L.P.                   Home Properties
   (the "Hillside Terrace Partnership")
9. Pyramid VI L.P.                         Phillips Development Corporation
   (the "North Fork Partnership")
10. Riverwalk Homes II LLC                 Gorman & Company, Inc.
    (the "Riverwalk Partnership")

None of the Operating General Partners or the management companies are affiliated with Boston Associates. Construction has begun on Country Walk and Riverwalk Apartments.


Permanent Mortgage Loan financing for the apartment complexes will be provided from a variety of sources. Boston Associates believes that each of the apartment complexes will have adequate property insurance. The tables included in this Supplement describe in greater detail information concerning the apartment complexes and the anticipated terms of investment in each Operating Partnership.

                 INFORMATION CONCERNING THE APARTMENT COMPLEXES

                                                   Basic        Government
                   Location             Number     Monthly(1)   Assistance
Partnership Name   of Property          of Units   Rents        Anticipated
------------------ -------------------- ---------- ------------ ---------------------
1. Ashton Cove     Kingsland, Georgia       72     $270 1BR     HOME Investment
  Partnership                                      $330-        Partnerships
                                                   $340 2BR     Program
                                                   $390 3BR
2. Autumn Park     Dickson, Tennessee      104     $407-        Tennessee Housing
  Partnership                                      $440 1BR     Development
                                                   $482-        Agency 1998 Tax
                                                   $535 2BR     Exempt Multi-family
                                                   $610 3BR     Bond Authority
                                                                Program
3. Brazoswood      Clute,                   72     $400-        Federal Housing Tax
  Partnership      Texas                           $440 1BR     Credits
                                                   $440-
                                                   $560 2BR
                                                   $575-
                                                   $650 3BR



                 INFORMATION CONCERNING THE APARTMENT COMPLEXES

                   Permanent                Mortgage   Annual                           Annual
                   Mortgage                 Interest   Reserve      Management          Management
Partnership Name   Loan (2)                 Rate       Amount (3)   Agent               Fee
------------------ ------------------------ ---------- ------------ ------------------- -----------------
1. Ashton Cove     Georgia                    1%       $14,400      Ambling             6% of net rental
  Partnership      Department of                                    Management          income
                   Community Affairs                                Company
                   $1,993,000
                            (4)
2. Autumn Park     Dickson Health and         5%       $20,800      Park Management     6% of net rental
  Partnership      Educational                                                          income
                   Facilities Board
                   $5,000,000
                            (5)
3. Brazoswood      General Electric         8.5%       $15,200      Orion Real Estate   6% of net rental
  Partnership      Capital Corporation                                                  income
                   $1,846,000
                            (6)

-----------------
1  Exclusive of utilities, unless indicated otherwise.

2 Except as and to the extent noted in the following footnote, the terms of all permanent mortgage loans, described in the following footnotes, which have a term to maturity which is shorter than the term employed for the amortization schedule provide or are expected to provide that the entire outstanding balance of principal of and interest on such permanent mortgage loan shall be due and payable in full at the maturity of such mortgage loan.

3 Amount deposited annually by the Operating Partnership to its Capital Reserves Account for future capital improvements or capital replacements.

4 The terms of the Ashton Cove Partnership's anticipated permanent first mortgage loan in the amount of $1,993,000 are expected to include a term of 20 years, an interest rate of 1% and payments of principal and interest on the basis of a 30-year amortization schedule.

5 The terms of the Autumn Park Partnership's anticipated permanent first mortgage loan in the amount of $5,000,000 are expected to include a term of 30 years, an interest rate of 5% and payments of principal and interest on the basis of a 30-year amortization schedule.

6 The terms of the Brazoswood Partnership's anticipated permanent first mortgage loan in the amount of $1,846,000 are expected to include a term of 15 years, an interest rate of 8.5% and payments of principal and interest on the basis of a 30-year amortization schedule.

                 INFORMATION CONCERNING THE APARTMENT COMPLEXES

                                                      Basic      Government
                    Location               Number     Monthly    Assistance
Partnership Name    of Property            of Units   Rents      Anticipated
------------------- ---------------------- ---------- ---------- ---------------------
4. Columbia Woods   Newnan,                120        $450-      Federal Housing Tax
  Partnership       Georgia                           $475 1BR   Credits
                                                      $535-
                                                      $575 2BR
                                                      $615-
                                                      $675 3BR
5. Country Walk     Mulvane,                68        $380-      Federal Housing Tax
  Partnership       Kansas                            $425 1BR   Credits
                                                      $225-
                                                      $540 2BR
                                                      $575-
                                                      $625 3BR
6. Cypress Point    Casa Grande, Arizona   104        $282-      Federal Housing Tax
  Partnership                                         $463 1BR   Credits
                                                      $444-
                                                      $635 2BR
7. Garden Gates     New Caney,              32        $418-      Federal Housing Tax
  Partnership       Texas                             $510 1BR   Credits
                                                      $503-
                                                      $621 2BR
                                                      $578-
                                                      $706 3BR



                 INFORMATION CONCERNING THE APARTMENT COMPLEXES

                    Permanent            Mortgage   Annual                     Annual
                    Mortgage             Interest   Reserve   Management       Management
Partnership Name    Loan                 Rate       Amount    Agent            Fee
------------------- -------------------- ---------- --------- ---------------- -----------------
4. Columbia Woods   Bank of America         8%      $24,000   Affordable       6% of net rental
  Partnership       $3,905,000                                Housing          income
                             (7)                              Partnership
5. Country Walk     General Motors        8.5%      $13,600   Midland          6% of net rental
  Partnership       Acceptance                                Management       income
                    Corporation
                    $1,800,000
                             (8)
6. Cypress Point    Llama Capital           8%      $20,800   Campbell-Hogue   6% of net rental
  Partnership       $2,700,000                                Management       income
                             (9)
7. Garden Gates     Llama Capital        8.12%      $6,400    LCJ Management   6% of net rental
  Partnership       $  731,000                                Inc.             income
                          (10)

-----------------
7 The terms of the Columbia Woods Partnership's anticipated permanent first mortgage loan in the amount of $3,905,000 are expected to include a term of 30 years, an interest rate of 8% and payments of principal and interest on the basis of a 30-year amortization schedule.

8 The terms of the Country Walk Partnership's anticipated permanent first mortgage loan in the amount of $1,800,000 are expected to include a term of 15 years, an interest rate of 8.5% and payments of principal and interest on the basis of a 20-year amortization schedule.

9 The terms of the Cypress Point Partnership's anticipated permanent first mortgage loan in the amount of $2,700,000 are expected to include a term of 30 years, an interest rate of 8% and payments of principal and interest on the basis of a 30-year amortization schedule.

10 The terms of the Garden Gates Partnership's anticipated permanent first mortgage loan in the amount of $731,000 are expected to include a term of 30 years, an interest rate of 8.12% and payments of principal and interest on the basis of a 30-year amortization schedule.

                 INFORMATION CONCERNING THE APARTMENT COMPLEXES

                                                         Basic      Government
                      Location                Number     Monthly    Assistance
Partnership Name      of Property             of Units   Rents      Anticipated
--------------------- ----------------------- ---------- ---------- ---------------------
8.  Hillside Terrace  Poughkeepsie,              64      $498-      HOME Investment
    Partnership       New York                           $603 1BR   Partnerships
                                                         $598-      Program
                                                         $724 2BR
                                                         $690 3BR
9.  North Fork        West Plains, Missouri      32      $200 1BR   MultiFamily Loan
    Partnership                                          $300 2BR   Program
                                                         $400 3BR
10. Riverwalk         Sheboygan, Wisconsin       20      $230-      Federal Housing Tax
    Partnership                                          $425 1BR   Credits
                                                         $471-
                                                         $495 2BR



                 INFORMATION CONCERNING THE APARTMENT COMPLEXES

                      Permanent                    Mortgage   Annual                     Annual
                      Mortgage                     Interest   Reserve   Management       Management
Partnership Name      Loan                         Rate       Amount    Agent            Fee
--------------------- ---------------------------- ---------- --------- ---------------- -----------------
8. Hillside Terrace   Home Properties              8.25%      $12,800   Conifer Realty   6% of net rental
   Partnership        $1,600,000 (11)(a)                                                 income
                      Dutchess County
                      $214,000                     1%
                      (11)(b)
9. North Fork         Missouri Housing             1%         $8,250    Phillips         6% of net rental
   Partnership        Development                                       Management       income
                      Commission
                      $511,000
                      (12)
10. Riverwalk         Llama Capital                8%         $3,000    Gorman &         6% of net rental
    Partnership       $460,000                                          Company, Inc.    income
                      (13)

-----------------
11 (a) The terms of the Hillside Terrace Partnership's anticipated permanent first mortgage loan in the amount of $1,600,000 are expected to include a term of 30 years, an interest rate of 8.25% and payments of principal and interest on the basis of a 30-year amortization schedule.

    (b) The terms of the Hillside Terrace Partnership's anticipated permanent second mortgage loan in the amount of $214,000 are expected to include a term of 30 years, an interest rate of 1% and payments of principal and interest on the basis of a 30-year amortization schedule, provided, however, that the terms of the permanent second mortgage loan will provide for the deferral and accrual of payments of principal and interest based on available cash flow, and for the payment of the entire outstanding balance of principal and interest at the end of the 30-year term.

12 The terms of the North Fork Partnership's anticipated permanent first mortgage loan in the amount of $511,000 are expected to include a term of 30 years, an interest rate of 1% and payments of principal and interest on the basis of a 30-year amortization schedule.

13 The terms of the Riverwalk Partnership's anticipated permanent first mortgage loan in the amount of $460,000 are expected to include a term of 30 years, an interest rate of 8% and payments of principal and interest on the basis of a 30-year amortization schedule.

TERMS OF INVESTMENT IN OPERATING PARTNERSHIPS
                                 Ownership
                                 Interest(%)
                                 Profits,
                                 Losses,          Operating
                  BCTC IV        Credit/Net       General
Partnership       Capital        Cash Flow/       Partner        Operating Deficit
Name              Contribution   Backend          Contribution   Guarantee
----------------- -------------- ---------------- -------------- ---------------------
 1. Ashton Cove   $2,664,000     100/20/50        $100           $300,000 in the
    Partnership                                                  aggregate for
                                                                 3 years
 2. Autumn        $1,608,802     100/10/20        $100           $250,000 in the
    Park                                                         aggregate for
    Partnership                                                  3 years
 3. Brazoswood    $3,074,829     100/20/20        $100           Unlimited in
    Partnership                                                  amount for
                                                                 3 years
 4. Columbia      $4,676,332     100/15/35        $100           Unlimited in
    Woods                                                        amount for
    Partnership                                                  3 years
 5. Country       $1,958,266     100/20/20        $100           Unlimited in
    Walk                                                         amount for
    Partnership                                                  3 years
 6. Cypress       $2,615,172     100/10/20        $100           Unlimited in time
    Point                                                        and amount
    Partnership
 7. Garden        $1,010,439     100/20/99        $100           $350,000 in the
    Gates                                                        aggregate for
    Partnership                                                  4 years
 8. Hillside      $3,646,180     90/9/27          $100           Unlimited in time
    Terrace                                                      and amount
    Partnership
 9. North Fork    $1,215,817     100/20/20        $12,120        Unlimited in
    Partnership                                                  amount for
                                                                 5 years
10. Riverwalk     $1,354,094     99.99/20/20      $100           Unlimited in time
    Partnership                                                  and amount



                 TERMS OF INVESTMENT IN OPERATING PARTNERSHIPS
                                  Fund's                             Annual
                                  Approximate      Development       Partnership    Asset
                  Operating       Average Annual   Fee/Other         Management     Management
Partnership       Partnership's   Anticipated      Distributions     Fee to         Fee to Boston
Name              Credit Base     Federal Credit   to Operating GP   Operating GP   Associates
----------------- --------------- ---------------- ----------------- -------------- --------------
 1. Ashton Cove   $4,437,000      $360,000         $573,000          $6,000         $6,000
    Partnership
 2. Autumn        $6,230,000      $217,406         $200,416          $15,000        $5,000
    Park
    Partnership
 3. Brazoswood    $5,235,000      $415,517         $682,800          $7,600         $7,600
    Partnership
 4. Columbia      $7,829,000      $631,937         $1,090,000        $12,000        $12,000
    Woods
    Partnership
 5. Country       $3,181,000      $264,631         $339,000          $6,000         $6,000
    Walk
    Partnership
 6. Cypress       $4,401,000      $353,402         $460,000          $10,400        $10,400
    Point
    Partnership
 7. Garden        $1,676,000      $136,546         $219,000          $3,000         $3,000
    Gates
    Partnership
 8. Hillside      $7,394,000      $499,477         $745,000          $5,000         $5,000
    Terrace
    Partnership
 9. North Fork    $1,997,000      $164,300         $259,000          $5,000         $2,000
    Partnership
10. Riverwalk     $2,206,000      $183,000         $221,000          $2,000         $2,000
    Partnership

THE ASHTON COVE PARTNERSHIP
(Ashton Cove Apartments)


Ashton Cove Apartments is a 72-unit apartment complex for families which is to be constructed on North Gross Road between Middle School Road and East King Avenue in Kingsland, Georgia. Ashton Cove Apartments will consist of 18 one-bedroom units, 38 two-bedroom units and 16 three-bedroom units contained in 10 buildings. The complex will offer a function building, pool, playground and central laundry facilities.


Individual units will contain a refrigerator, range with hood, dishwasher, disposal, air conditioning and a patio or porch.


Construction of Ashton Cove Apartments is anticipated to begin in March, 1999. The Operating General Partners anticipate that construction completion and occupancy will occur as follows:


 Number of Units    Completion          Number of Units    Rent-Up
 ---------------    ----------          ---------------    -------
        18          October, 1999               6          November, 1999
        18          November, 1999              6          December, 1999
        18          December, 1999             12          January, 2000
        18          January, 2000              12          February, 2000
                                               12          March, 2000
                                               12          April, 2000
                                               12          May, 2000

THE AUTUMN PARK PARTNERSHIP
(Autumn Park Apartments)


Autumn Park Apartments is a 104-unit apartment complex for families which is to be constructed on Cowan Road and Beasley Drive in Dickson, Tennessee. Autumn Park Apartments will consist of 16 one-bedroom units, 56 two-bedroom units and 32 three-bedroom units contained in 13 buildings. The complex will offer a pool, function room and central laundry facilities.


Individual units will contain a refrigerator, range, dishwasher, disposal, air conditioning and a patio or porch.


Construction of Autumn Park Apartments is anticipated to begin in April, 1999. The Operating General Partners anticipate that construction completion and occupancy will occur as follows:

 Number of Units   Completion           Number of Units    Rent-Up
 ---------------   ----------           ---------------    -------
        13         May, 2000                  10           April, 2000
        13         June, 2000                 10           May, 2000
        13         July, 2000                 10           June, 2000
        13         August, 2000               10           July, 2000
        13         September, 2000            10           August, 2000
        13         October, 2000              10           September, 2000
        13         November, 2000             10           October, 2000
        13         December, 2000             10           November, 2000
                                              10           December, 2000
                                              14           January, 2001

THE BRAZOSWOOD PARTNERSHIP
(Brazoswood Apartments)


Brazoswood Apartments is a 72-unit apartment complex for families which is to be constructed on the east side of the 500 block of Brazoswood Drive in Clute, Texas. Brazoswood Apartments will consist of 12 one-bedroom units, 36 two-bedroom units and 24 three-bedroom units contained in 19 buildings. The complex will offer a function room, pool, playground and central laundry facilities.


Individual units will contain a refrigerator, range with hood and fan, dishwasher, disposal, air conditioning and ceiling fans.


Construction of Brazoswood Apartments is anticipated to begin in March, 1999. The Operating General Partner anticipates that construction completion and occupancy will occur as follows:


 Number of Units    Completion          Number of Units    Rent-Up
 ---------------    ----------          ---------------    -------
        18          December, 1999            18           January, 2000
        18          January, 2000              9           February, 2000
        18          February, 2000             9           March, 2000
        18          March, 2000                9           April, 2000
                                               9           May, 2000
                                               9           June, 2000
                                               9           July, 2000

THE COLUMBIA WOODS PARTNERSHIP
(Columbia Woods Townhomes)


Columbia Woods Townhomes is a 120-unit apartment complex for families which is to be constructed on Greison Trail in Newnan, Georgia. Columbia Woods Townhomes will consist of 18 one-bedroom units, 71 two-bedroom units and 31 three-bedroom units contained in 29 buildings. The complex will offer a pool, playground and central laundry facilities.


Individual units will contain a refrigerator, range, dishwasher, disposal, air conditioning and a patio or porch.


Construction of Columbia Woods Townhomes is anticipated to begin in May, 1999. The Operating General Partner anticipates that construction completion and occupancy will occur as follows:


 Number of Units    Completion        Number of Units    Rent-Up
 ---------------    ----------        ---------------    -------
        20          March, 2000             12           April, 2000
        20          April, 2000             12           May, 2000
        20          May, 2000               12           June, 2000
        20          June, 2000              12           July, 2000
        20          July, 2000              12           August, 2000
        20          August, 2000            12           September, 2000
                                            12           October, 2000
                                            12           November, 2000
                                            12           December, 2000
                                            12           January, 2001

THE COUNTRY WALK PARTNERSHIP
(Country Walk Apartments)


Country Walk Apartments is a 68-unit apartment complex for families which is to be constructed on North Rock Road in Mulvane, Kansas. Country Walk Apartments will consist of 24 one-bedroom units, 28 two-bedroom units and 16 three-bedroom units contained in 8 buildings. The complex will offer a playground and central laundry facilities.


Individual units will contain a refrigerator, range with exhaust fan, dishwasher, disposal, air conditioning and a patio or porch.


Construction of Country Walk Apartments began in February, 1999. The Operating General Partner anticipates that construction completion and occupancy will occur as follows:

 Number of Units   Completion           Number of Units    Rent-Up
 ---------------   ----------           ---------------    -------
        17         August, 1999               17           September, 1999
        17         September, 1999            17           October, 1999
        17         October, 1999              17           November, 1999
        17         November, 1999             17           December, 1999

THE CYPRESS POINT PARTNERSHIP
(Cypress Point Apartments)


Cypress Point Apartments is a 104-unit apartment complex for senior citizens which is to be constructed in Casa Grande, Arizona. Cypress Point Apartments will consist of 52 one-bedroom units and 52 two-bedroom units contained in 12 buildings. The complex will offer a function room and central laundry facilities.


Individual units will contain a refrigerator, range, dishwasher, disposal, air conditioning and a patio or porch.


Construction of Cypress Point Apartments is anticipated to begin in April, 1999. The Operating General Partner anticipates that construction completion and occupancy will occur as follows:


 Number of Units    Completion       Number of Units    Rent-Up
 ---------------    ----------       ---------------    -------
        25          March, 2000            15           April, 2000
        25          April, 2000            15           May, 2000
        25          May, 2000              15           June, 2000
        29          June, 2000             15           July, 2000
                                           15           August, 2000
                                           24           September, 2000

THE GARDEN GATES PARTNERSHIP
(Garden Gates Apartments)


Garden Gates Apartments is a 32-unit apartment complex for families which is to be constructed on Farm to Market Road 1485 in New Caney, Texas. Garden Gates Apartments will consist of 10 one-bedroom units, 12 two-bedroom units and 10 three-bedroom units contained in 4 buildings. The complex will offer a function room, pool, playground and central laundry facilities.


Individual units will contain a refrigerator, range with fan, microwave, ceiling fans, dishwasher, disposal, air conditioning and a patio or porch.


Construction of Garden Gates Apartments is anticipated to begin in March, 1999. The Operating General Partners anticipate that construction completion and occupancy will occur as follows:


 Number of Units    Completion          Number of Units    Rent-Up
 ---------------    ----------          ---------------    -------
        8           November, 1999            16           January, 2000
        8           December, 1999             8           February, 2000
        8           January, 2000              8           March, 2000
        8           February, 2000

THE HILLSIDE TERRACE PARTNERSHIP
(Hillside Terrace Apartments)


Hillside Terrace Apartments is a 64-unit apartment complex for families which is to be constructed on Dutchess Turnpike between Pleasant View Road and Rochdale Road in Poughkeepsie, New York. Hillside Terrace Apartments will consist of 24 one-bedroom units, 35 two-bedroom units and 5 three-bedroom units contained in 8 buildings. The complex will offer a function room and central laundry facilities.


Individual units will contain a refrigerator, range, dishwasher, disposal and a patio or porch.


Construction of Hillside Terrace Apartments is anticipated to begin in March, 1999. The Operating General Partner anticipates that construction completion and occupancy will occur as follows:

 Number of Units   Completion       Number of Units    Rent-Up
 ---------------   ----------       ---------------    -------
        16         April, 2000            4            May, 2000
        16         May, 2000              6            June, 2000
        16         June, 2000             6            July, 2000
        16         July, 2000             6            August, 2000
                                          6            September, 2000
                                          6            October, 2000
                                          6            November, 2000
                                          6            December, 2000
                                          6            January, 2001
                                          6            February, 2001
                                          6            March, 2001

THE NORTH FORK PARTNERSHIP
(North Fork Apartments)


North Fork Apartments is a 32-unit apartment complex for families which is to be constructed in West Plains, Missouri. North Fork Apartments will consist of 4 one-bedroom units, 16 two-bedroom units and 12 three-bedroom units contained in 8 buildings. The complex will offer a meeting room and central laundry facilities.


Individual units will contain a refrigerator, range and a patio or porch.


Construction of North Fork Apartments is anticipated to begin in August, 1999. The Operating General Partner anticipates that construction completion and occupancy will occur as follows:


 Number of Units    Completion          Number of Units    Rent-Up
-----------------   ----------------   -----------------   ----------------
        8           February, 2000            2            March, 2000
        8           March, 2000               5            April, 2000
        8           April, 2000               5            May, 2000
        8           May, 2000                 5            June, 2000
                                              5            July, 2000
                                              5            August, 2000
                                              5            September, 2000

THE RIVERWALK PARTNERSHIP
(Riverwalk Apartments)


Riverwalk Apartments is a 20-unit apartment complex for families which is to be constructed on North Water at North 11 Street in Sheboygan, Wisconsin. Riverwalk Apartments will consist of 7 one-bedroom units and 13 two-bedroom units contained in 1 building. The complex will offer central laundry facilities.


Individual units will contain a refrigerator, range with fan, dishwasher, disposal and a patio or porch.


Construction of Riverwalk Apartments began in February, 1999. The Operating General Partner anticipates that construction completion and occupancy will occur as follows:


 Number of Units    Completion           Number of Units    Rent-Up
 ---------------    ----------           ---------------    -------
        20          September, 1999            3            October, 1999
                                               4            November, 1999
                                               4            December, 1999
                                               4            January, 2000
                                               5            February, 2000

                                 * * * * * * * *

                                    YEAR 2000


Boston Associates and its management have reviewed the potential computer problems that may arise from the century date change known as the "Year 2000" or "Y2K" problem. Boston Associates is currently taking the necessary precautions to minimize any disruptions in normal operations that may cause a materially adverse impact on Series 35's liquidity and financial condition. The majority of Boston Associates's systems are "Y2K" compliant, including its Accounting/Financial systems and database systems. For all remaining systems, Boston Associates has contacted the vendors to provide the necessary upgrades, replacements, and testing no later than year-end 1999. Boston Associates is committed to ensuring that the "Y2K" issue will have no impact on our investors. None of the costs incurred creating "Y2K" compliant systems will be paid by Series 35, but rather by affiliates of Boston Associates.




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